Exhibit 10(f)


                 Special Compensation and Non-Compete Agreement



This Agreement is entered into as of the 13th day of May, 2003 (the "Grant Date"), by and between Sprint Corporation, a Kansas corporation ("Sprint," and it, together with its Subsidiaries, the "Employer"), and Bruce N. Hawthorne ("Employee").



                                    Recitals



    1. Employer is engaged in the telecommunications and related businesses. This is a worldwide business that may be conducted from sites and serve customers throughout the world.


    2. Employer has offered to employ Employee as an executive officer of Employer.


    3. By virtue of his work for Employer, Employee will gain access to valuable Proprietary Information of Employer.


    4. Employer desires to enter into this Agreement to provide severance and other benefits for Employee in exchange for Employee's agreement to maintain the confidentiality of certain information and to refrain from competing with Employer during and after termination of his employment with Employer.



Capitalized terms are defined in Section 6 or parenthetically throughout this Agreement.

Now, Therefore, in consideration of the premises and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:


1.  Employment At Will

Employee's employment may be terminated by either party for any reason. Employee shall provide Employer with written notice of his intent to terminate at least 30 days before the effective date of the termination. Except in the event of Termination for Cause, Employer shall provide Employee with written notice of its intent to terminate Employee's employment at least 30 days before the effective date of the termination.


2.  Employee's Covenants

2.01.  Exclusivity of Services

Employee shall, during his employment with Employer, owe an undivided duty of loyalty to Employer and agrees to devote his entire business time and attention to the performance of those duties and responsibilities and to use his



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best efforts to promote and develop the business of Employer. Employee shall adhere in all respects to Sprint's Principles of Business Conduct (together with any successor provision, which is incorporated by this reference, the "Code of Ethics") as in effect as of the date of this Agreement and as may be amended from time to time hereafter. The determination of the Committee as to the Employee's compliance with this provision shall be final.

2.02.  Proprietary Information

Employee acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Employee further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Employee's duties, will cause Employer irreparable harm.

Except in the course of his employment with Employer under this Agreement, in the pursuit of the business of Employer, or as otherwise required in employment with Employer, Employee shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another's behalf, any Proprietary Information. If during or after his employment Employee has any questions about whether particular information is Proprietary Information he shall consult with Employer's Corporate Secretary.

2.03.  Non-Competition

Employee shall not, during the Non-Compete Period, engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

  (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total Disability; or

 (ii) Employee terminates his employment with Employer upon Constructive Discharge.

If Employee ceases to be employed by Employer because of the sale, spin-off, divestiture, or other disposition by Employer of the Subsidiary, Division, or other divested unit employing Employee, this provision shall continue to apply during the Non-Compete Period, except that Employee's continued employment for the Subsidiary, Division, or other divested unit disposed of by the Employer shall not be deemed a violation of this provision. Employee agrees that, in anticipation of the sale, spin-off, split-off, or other divestiture of a business unit or division for whom Employee is then providing services, Employer may change the Subsidiary employing Employee to the the Subsidiary that is the subject of the sale, spin-off, split-off, or other divestiture.

Employee agrees that because of the worldwide nature of Employer's business, breach of this agreement by accepting Competitive Employment anywhere in the United States would irreparably injure Employer and that, therefore, a



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more limited geographic restriction is neither feasible nor appropriate to protect Employer's interests.

2.04. Inducement of Employees, Customers and Others

During the term of his employment and the Non-Compete Period, Employee shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of Employer with whom he has worked or about whom he has gained Proprietary Information to terminate his or its employment, agency, or customer relationship with Employer or to render services for or transfer business to any Competitor of Employer.

2.05.  Return of Employer's Property

Employee shall, upon termination of his employment with Employer, return to Employer all property of Employer in his possession, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in computer form, created, developed, generated, received, or held by Employee during employment, concerning or related to Employer's business, whether containing or relating to Proprietary Information or not. Employee shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from Employer's premises without Employer's authorization.

2.06.  Exit Interview

At Employer's request, Employee shall participate in an exit interview prior to his Severance Date to provide for the orderly transition of his duties, to arrange for the return of Employer's property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.07.  Confidentiality of Agreement

Employee shall not disclose or discuss the existence of this Agreement, the Stock-Based Award, the Special Compensation, or any other terms of the Agreement except

  (i)    to members of his immediate family,

 (ii) to his financial advisor or attorney, but then only to the extent necessary for them to assist him,

 (iii) to a potential employer on a strictly confidential basis, and then only to the extent necessary for reasonable disclosure in the course of serious negotiations, or

 (iv)    as required by law or to enforce his legal rights.


3. Stock-Based Awards

As partial consideration for Employee's agreements hereunder, Employee shall be granted the Stock-Based Awards on the terms set forth in this section.



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3.01.  Award of Stock Options

Sprint hereby grants to Employee, under Sprint's 1990 Stock Option Plan, as of the Grant Date (a) an option to purchase 107,250 shares of Sprint's FON Stock, Series 1 and (b) an option to purchase 107,250 shares of Sprint's PCS Common Stock, Series 1, both at a strike price equal to the Fair Market Value of one share of the respective stock on the Grant Date. The options shall become exercisable, with respect to 25% of the total shares granted, on each of the first four anniversaries of the Grant Date. The options shall expire on the 10th anniversary of the Grant Date. The terms of the 1990 Stock Option Plan, to the extent not in conflict with the terms of this Agreement, are hereby incorporated into this Agreement by reference.

Notwithstanding the terms of the 1990 Stock Option Plan, the definition of a Change in Control set forth in this Agreement shall apply for all purposes.

3.02. Provisions Applicable to Stock-Based Award


(a) Acceleration of Stock-Based Awards

    (1) Conditions to Acceleration

        The the stock options shall become immediately exercisable if Employee is not in breach of thisAgreement and

         (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or

         (ii) Employee terminates his employment with Employer by reason of Employee's Constructive Discharge or

         (iii) Employee ceases to be employed by Employer because of a sale, merger, divestiture, or other transaction entered into by Employer.

        For purposes of the Stock-Based Award, the definition of Change in Control set forth in this Agreement shall control, notwithstanding terms of the the 1990 Stock Option Plan.

    (2) No Acceleration on Transfer of Employment to Affiliates

        In no event shall the exercisability of stock options be accelerated as provided in the prior section upon Employee's ceasing employment with Employer to commence employment with an Affiliate of Sprint.

    (3) Section 280G Limits on Acceleration

        If the acceleration of the exercisability of the Stock-Based Award hereunder, together with all other payments or benefits contingent on a change in control within the meaning of Internal Revenue Code Section 280G or any successor provision ("280G"), results in any portion of such payments or benefits to the Employee not being deductible by the Employer or its successor as a result of the application of 280G, the Employee's benefits shall be reduced until the entire amount of the benefits is deductible. The reduction shall



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        be effected by the exclusion of grants of options, restricted stock, or other benefits not deductible by Sprint under 280G in reverse chronological order of grant date from the application of this or other acceleration provision, until no portion of such benefits is rendered non-deductible by application of Code Section 280G.

(b) Forfeiture of Stock-Based Award on Transfer to Affiliates and on Termination of Employment in Certain Circumstances

        Employee shall not be entitled to continue to own any unexercisable stock options if before the stock options become exercisable

          (i) Employee ceases employment with Employer and begins employment with an Affiliate of Employer,

          (ii) Employer terminates Employee's employment with Employer for any reason constituting Termination for Cause, or

         (iii) Employee terminates his employment with Employer for any reason other than Employee's Constructive Discharge.


(c) Tax Withholding Employer may withhold the amount of any tax attributable to any amount payable or shares issuable under this Agreement.


4.       Payment of Special Compensation

4.01.    Conditions to Payment

In lieu of any payments or benefits available under any and all Employer severance plans or policies but not in lieu of benefits under Sprint's Long-Term Disability Plan, Employee shall be entitled to Special Compensation plus any vacation pay for vacation accrued but not taken by Employee on his Severance Date, if

  (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total Disability or

 (ii) Employee terminates his employment with Employer upon Constructive Discharge.

The payments and benefits provided for in this section shall be in addition to all other sums then payable and owing to Employee hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Employee for employment or services provided to any Person other than Employer after the Severance Date and shall be in full settlement and satisfaction of all of Employee's claims against and demands upon Employer.

Employee's right to receive severance or other benefits pursuant to this section shall cease immediately if Employee is re-employed by Employer or Employee materially breaches this Agreement.



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

4.02. Payments Conditioned on Settlement and Release

The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Employee's claims and demands relating to or arising out of his employment with the Company or the termination thereof except for any claims Employee may have against Employer under this Agreement and any indemnification agreements entered into between Employer and Employee.

The Company's obligation to provide these payments and benefits is expressly made subject to and conditioned upon (i) the Employee's execution, within forty-five (45) days after the Termination Date, of a release of those claims and demands in such form as the Company may reasonably determine and (ii) the Employee's non-revocation of the release in accordance with its terms.


5.  Dispute Resolution

5.01.  Jurisdiction and Venue

Employee consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for any and all disputes arising under this Agreement, provided, however, that Employer may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of the covenants under
Section 2, as well as seeking damages therefor.

5.02.  Remedies

Employee acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of this Agreement will not cause him undue hardship and that the provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

Employee acknowledges that failure to comply with the terms of this Agreement, particularly the provisions of Section 2, will cause irreparable damage to Employer. Therefore, Employee agrees that, in addition to any other remedies at law or in equity available to Employer for Employee's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Employee to prevent such damage or breach, and the existence of any claim or cause of action Employee may have against Employer shall not constitute a defense thereto.

If Employee materially breaches any provision of Section 2 or if any of those provisions are held to be unenforceable against Employee

  (i) Employee shall return any Special Compensation paid pursuant to this Agreement and

 (ii) if Employee's breach occurs within the five-year period beginning on the Grant Date, Employee shall return to Employer the stock received with respect to the Stock-Based Award, or, if Employee has disposed of the stock, an amount equal to the fair market value thereof on the date of disposition.



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

This remedy is a return of consideration and shall be in addition to any other remedies. During Employee's employment with Employer, the Committee shall determine whether Employee has materially breached the provisions of Section 2, and the Committee's determination shall be final.


6.  Definitions

6.01.  Affiliate

"Affiliate" means, with respect to any Person, a Person, other than a Subsidiary of such Person, (i) controlling, controlled by, or under common control with such Person and (ii) any other Person with whom such Person reports consolidated financial information for financial reporting purposes. "Control" for this purpose means direct or indirect possession by one Person of voting or management rights of at least 20% with respect to another Person.

6.02.  Board

"Board" means the board of directors of Sprint.

6.03.  Change in Control

"Change in Control" means the occurrence of any of the following events:

  (i) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, including, without limitation, Rule 13d-5(b)) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of Sprint that represent 30% or more of the combined voting power of Sprint's then outstanding voting securities, other than


         (A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

         (B) an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

         (C) an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);


 (ii) a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:


         (A) a director who has been a director of Sprint for a continuous period of at least 24 months, or



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        (B)    a director whose election or nomination as director was approved by a vote of at least 2/3's of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of Sprint's assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

        (C) who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);


(iii) the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint's assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction


        (A) that results in Sprint's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint's assets or otherwise succeeds to the business of Sprint (Sprint or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

        (B) after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least 2_3's of the members who were members of the Board at that time), and

        (C) after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or



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

(iv) a liquidation or dissolution of Sprint.

For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint's then outstanding securities as determined pursuant to Sprint's Articles of Incorporation or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Sprint's voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint's then outstanding voting securities is not to be treated as an "acquisition" by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint's shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint's shareholders.

6.04.  Committee

"Committee" means the Compensation Committee of Sprint's board of directors.

6.05.  Competitive Employment

"Competitive Employment" means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor of Employer

  (i)    (A)    that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by Employee in his performance of services for Employer at any time during the two years before the Severance Date, and

         (B) that relate to products or services that are competitive with Employer's products or services with respect to which Employee performed services for Employer at any time during the two years before the Severance Date,

         or

 (ii) in the performance of which Proprietary Information to which Employee had access at any time during the two-year period before the Severance Date could be of substantial economic value to the Competitor of Employer.


6.06.  Competitor of Employer

Because of the highly competitive, evolving nature of Employer's industry, the identities of companies in competition with Employer are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement. A Sprint Affiliate shall not be a Competitor of Employer.



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

"Competitor of Employer" means any one or more of the following:

  (i) any Person doing business in the United States or any of its Divisions employing Employee if the Person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuitswitched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, web hosting and network security services);

 (ii) any Person doing business in the United States or its Division employing Employee if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which Employer receives at least 3% of its gross operating revenues;

 (iii) any Person doing business in the United States, or its Division employing Employee, operating for less than 5 years a line of business from which Employer derives at least 3% of its gross operating revenues, notwithstanding such Person's or Division's lack of substantial revenues in such line of business; or

 (iv) any Person doing business in the United States, or its Division employing Employee, if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which Employer has operated for less than 5 years, notwithstanding Employer's lack of substantial revenues in such line of business.

For purposes of the foregoing, gross operating revenues of Employer and such other Person shall be those of the Employer or such Person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ Employee shall be on a stand-alone basis, all measured by the most recent available financial information of both Employer and such other Person or Division at the time Employee accepts, or proposes to accept, employment with or to otherwise perform services for such Person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Employee to demonstrate that such Person is not a Competitor of Employer.

6.07.  Consolidated Affiliate

"Consolidated Affiliate" means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.



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6.08.  Constructive Discharge

"Constructive Discharge" means termination by the Employee of his employment with the Employer by written notice given within 60 days following one or more of the following events:

  (i) unless Employer first offers to Employee a position having an equal or greater grade rating, reassignment of Employee from his then current position with Employer to a position having a lower grade rating, in each case under Employer's methodology of rating employment positions for its employees generally;

 (ii) a reduction in Employee's targeted total compensation by more than 10% other than by an across-the-board reduction affecting substantially all similarly situated employees of Employer; or

 (iii) a change in the Employee's base employment area to anywhere other than the Kansas City metropolitan area within one year following a Change in Control.


6.09.  Division

"Division" means any distinct group or unit organized as a segment or portion of a Person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

6.10. Non-Compete Period

"Non-Compete Period" means the 18-month period beginning on Employee's Severance Date. If Employee breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be tolled during the period the breach or violation continues.

6.11.  Person

"Person" means any individual, corporation, partnership, association, company, or other entity.

6.12.  Proprietary Information

"Proprietary Information" means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of Employer or Employer's Affiliates, including but not limited to: computer programs, un- patented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property;



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and information about potential mergers or acquisitions which information: (i)
has not been made known generally to the public; and (ii) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (iii) has been identified to Employee as confidential by Employer, either orally or in writing.

6.13.  Severance Date

"Severance Date" means the last day on which Employee actually performs services as an employee of Employer.

6.14.  Severance Period

"Severance Period" means the 18-month period beginning on Employee's Severance Date.

6.15.  Special Compensation

"Special Compensation" means Employee's right

  (i) to continue to receive during the Severance Period periodic compensation at the same rate as his base salary in effect at the Employee's Severance Date;

 (ii) to receive bonuses under one or more of Sprint's Management Incentive Plan, Executive Management Incentive Plan, and Sales Incentive Compensation Plan in which Employee participated on the Severance Date (together with other incentive compensation plans specifically approved for this purpose by the Committee, the "Short-Term Incentive Plans") based on the Employee's target amount under such plans on the Severance Date, and assuming achievement of performance targets under the Short-Term Incentive Plans of


         (A) the actual performance level for periods before the beginning of the Severance Period and

         (B) the lesser of (a) the actual performance level during the Severance Period and (b) 100% of targeted performance during the Severance Period,


         pro-rating the foregoing performance levels under the Short-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Short-Term Incentive Plan;

 (iii) to continue to participate throughout the Severance Period in all group health plans (as defined in Code section 106(b)(3) or any successor provision of the Internal Revenue Code of 1986, as amended, including but not limited to any medical and dental) that Employer continues to make available to Employer's employees generally and that Employee was par- ticipating in on his Severance Date, except that participation in those plans after Employee becomes employed full-time during the Severance



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         Period shall immediately cease unless Employee elects to continue coverage under the COBRA continuation provisions of any group health plan by paying the applicable premium therefor;

 (iv) to continue to participate throughout the Severance Period in all group life insurance and qualified or non-qualified retirement plans that Employer continues to make available to Employer's employees generally and that Employee was participating in on his Severance Date;

 (v) to receive out-placement counseling by a firm selected by Employer to continue until Employee becomes employed;

 (vi) to continue to receive throughout the Severance Period all executive perquisites (including automobile allowance, long distance services and all miscellaneous services) Employee was entitled to receive on the Severance Date except country club membership dues and accrual of paid time off; and

(vii) to have the end of the Severance Period treated as Employee's termination date for purposes of Sprint's employee stock option plans, restricted stock plans, and other equity compensation plans.

Employee shall not be entitled to participate in Sprint's long- and short-term disability plan after the Severance Date.

6.16. Stock-Based Award

"Stock-Based Award" means the award of stock options as elected by Employee under Section 3 of this Agreement.

6.17.  Subsidiary

"Subsidiary" means, with respect to any Person (the "Controlling Person"), all other Persons (the "Controlled Persons") in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.18.  Termination for Cause

"Termination for Cause" means termination by Employer of Employee's employment because of

  (i) conduct by the Employee that violates the Code of Ethics or reflects adversely on the Employee's honesty or

 (ii) Employee's willful engagement in conduct that is materially injurious to the Employer.

Termination for failure to meet performance expectations, unless willful, continuing, and substantial, shall not be deemed a Termination for Cause.

6.19.  Total Disability

"Total Disability" shall have the same meaning as in Sprint's Long Term Disability Plan, as amended from time to time.



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7.  General Provisions

7.01. Obligations to Survive Termination of Employment

Employee's obligations under this Agreement shall survive his termination of employment with Employer.

7.02.  Binding Effect

This Agreement shall be binding upon and inure to the benefit of Employee's executors, administrators, legal representatives, heirs, and legatees and to Employer's successors and assigns.

7.03.  Partial Invalidity

The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Employee hereby agrees that such scope may be judicially modified accordingly.

7.04.  Waiver

The waiver by either party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

7.05. Prior Agreements Merged into Agreement

This Agreement represents the entire understanding of the parties and, to the extent that there is any conflict, supersedes all other agreements with respect to the subject matter hereof.

7.06.  Notices

Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party

  (i) upon actual receipt at the address of such party specified below if delivered personally or by regular U.S. mail;

 (ii) upon receipt by the sender of a "GOOD" or "OK" confirmation of transmission if transmitted by facsimile, but only if a copy is also sent by regular mail or courier;

 (iii) when delivery is certified if sent as certified mail, return receipt requested, addressed, in any case to the party at the following addresses:

                 If to Employee:                If to Employer:

                 Bruce N. Hawthorne             Sprint Corporation
                                                Attn: Corporate Secretary
                                                6200 Sprint Parkway
                                                Overland Park, KS 66251
                                                FAX: (913) 794-0114

         or to such other address or telecopy number as any party may designate by written notice in the aforesaid manner, or with respect to Employee, such address as Employee may provide Employer for purposes of its human resources database.


7.07.  Governing Law

Because Employer's business is headquartered in Kansas, and to ensure uniformity of enforcement of this Agreement, the validity, interpretation, and enforcement of this Agreement shall be governed by the laws of the State of Kansas without regard to its choice of law provisions.

7.08.  Number and Gender

Wherever the context requires, each term stated in either the singular or plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, or neuter as appropriate.

7.09.  Headings

The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

In Witness Whereof, the parties have caused this Agreement to be duly executed on the date set forth below.

                                     Sprint Corporation



                                     by: /s/ James Kissinger
                                         James Kissinger, Senior Vice
                                         President-Human Resources




                                         /s/ Bruce N. Hawthorne
                                         Bruce N. Hawthorne, Employee



Dated: May 12, 2003



                                   Attestation

State of Kansas         >
                        > ss.
County of Johnson       >


Signed or attested before me on May 12th, 2003 by Bruce N. Hawthorne.



                                                /s/ Mary E. Baker
                                                Notary Public


(Seal if any)

My appointment expires: 2/11/06

                 Special Compensation and Non-Compete Agreement



This Agreement is entered into as of the 13th day of May, 2003 (the "Grant Date"), by and between Sprint Corporation, a Kansas corporation ("Sprint," and it, together with its Subsidiaries, the "Employer"), and Howard E. Janzen ("Employee").



                                    Recitals



    1. Employer is engaged in the telecommunications and related businesses. This is a worldwide business that may be conducted from sites and serve customers throughout the world.


    2. By virtue of his work for Employer, Employee has gained and will continue to gain additional valuable Proprietary Information of Employer.


    3. Employer desires to enter into this Agreement to provide severance and other benefits for Employee in exchange for Employee's agreement to maintain the confidentiality of certain information and to refrain from competing with Employer during and after termination of his employment with Employer.



Capitalized terms are defined in Section 6 or parenthetically throughout this Agreement.

Now, Therefore, in consideration of the premises and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:


1.  Employment At Will

Employee's employment may be terminated by either party for any reason. Employee shall provide Employer with written notice of his intent to terminate at least 30 days before the effective date of the termination. Except in the event of Termination for Cause, Employer shall provide Employee with written notice of its intent to terminate Employee's employment at least 30 days before the effective date of the termination.


2.  Employee's Covenants

2.01.  Exclusivity of Services

Employee shall, during his employment with Employer, owe an undivided duty of loyalty to Employer and agrees to devote his entire business time and attention to the performance of those duties and responsibilities and to use his best efforts to promote and develop the business of Employer. Employee shall adhere in all respects to Sprint's Principles of Business Conduct (together with any successor provision, which is incorporated by this reference, the "Code of

Ethics") as in effect as of the date of this Agreement and as may be amended from time to time hereafter. The determination of the Committee as to the Employee's compliance with this provision shall be final.

2.02.  Proprietary Information

Employee acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Employee further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Employee's duties, will cause Employer irreparable harm.

Except in the course of his employment with Employer under this Agreement, in the pursuit of the business of Employer, or as otherwise required in employment with Employer, Employee shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another's behalf, any Proprietary Information. If during or after his employment Employee has any questions about whether particular information is Proprietary Information he shall consult with Employer's Corporate Secretary.

2.03.  Non-Competition

Employee shall not, during the Non-Compete Period, engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

  (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total Disability; or

 (ii) Employee terminates his employment with Employer upon Constructive Discharge.

If Employee ceases to be employed by Employer because of the sale, spin-off, divestiture, or other disposition by Employer of the Subsidiary, Division, or other divested unit employing Employee, this provision shall continue to apply during the Non-Compete Period, except that Employee's continued employment for the Subsidiary, Division, or other divested unit disposed of by the Employer shall not be deemed a violation of this provision. Employee agrees that, in anticipation of the sale, spin-off, split-off, or other divestiture of a business unit or division for whom Employee is then providing services, Employer may change the Subsidiary employing Employee to the the Subsidiary that is the subject of the sale, spin-off, split-off, or other divestiture.

Employee agrees that because of the worldwide nature of Employer's business, breach of this agreement by accepting Competitive Employment anywhere in the United States would irreparably injure Employer and that, therefore, a more limited geographic restriction is neither feasible nor appropriate to protect Employer's interests.

2.04. Inducement of Employees, Customers and Others

During the term of his employment and the Non-Compete Period, Employee shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of Employer with whom he has worked or about whom he has gained Proprietary Information to terminate his or its employment, agency, or customer relationship with Employer or to render services for or transfer business to any Competitor of Employer.

2.05.  Return of Employer's Property

Employee shall, upon termination of his employment with Employer, return to Employer all property of Employer in his possession, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in computer form, created, developed, generated, received, or held by Employee during employment, concerning or related to Employer's business, whether containing or relating to Proprietary Information or not. Employee shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from Employer's premises without Employer's authorization.

2.06.  Exit Interview

At Employer's request, Employee shall participate in an exit interview prior to his Severance Date to provide for the orderly transition of his duties, to arrange for the return of Employer's property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.07.  Confidentiality of Agreement

Employee shall not disclose or discuss the existence of this Agreement, the Stock-Based Award, the Special Compensation, or any other terms of the Agreement except

  (i)    to members of his immediate family,

 (ii) to his financial advisor or attorney, but then only to the extent necessary for them to assist him,

 (iii) to a potential employer on a strictly confidential basis, and then only to the extent necessary for reasonable disclosure in the course of serious negotiations, or

 (iv)    as required by law or to enforce his legal rights.


3. Stock-Based Awards

As partial consideration for Employee's agreements hereunder, Employee shall be granted the Stock-Based Awards on the terms set forth in this section.

3.01.  Award of Stock Options

Sprint hereby grants to Employee, under Sprint's 1990 Stock Option Plan, as of the Grant Date (a) an option to purchase 161,250 shares of Sprint's FON

Stock, Series 1 and (b) an option to purchase 161,250 shares of Sprint's PCS Common Stock, Series 1, both at a strike price equal to the Fair Market Value of one share of the respective stock on the Grant Date. The options shall become exercisable, with respect to 25% of the total shares granted, on each of the first four anniversaries of the Grant Date. The options shall expire on the 10th anniversary of the Grant Date. The terms of the 1990 Stock Option Plan, to the extent not in conflict with the terms of this Agreement, are hereby incorporated into this Agreement by reference.

Notwithstanding the terms of the 1990 Stock Option Plan, the definition of a Change in Control set forth in this Agreement shall apply for all purposes.

3.02. Provisions Applicable to Stock-Based Award


(a) Acceleration of Stock-Based Awards

    (1) Conditions to Acceleration

        The the stock options shall become immediately exercisable if Employee is not in breach of this Agreement and

         (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or

         (ii) Employee terminates his employment with Employer by reason of Employee's Constructive Discharge or

         (iii) Employee ceases to be employed by Employer because of a sale, merger, divestiture, or other transaction entered into by Employer.

         For purposes of the Stock-Based Award, the definition of Change in Control set forth in this Agreement shall control, notwithstanding terms of the the 1990 Stock Option Plan.

    (2)  No Acceleration on Transfer of Employment to Affiliates

         In no event shall the exercisability of stock options be accelerated as provided in the prior section upon Employee's ceasing employment with Employer to commence employment with an Affiliate of Sprint.

    (3)  Section 280G Limits on Acceleration

         If the acceleration of the exercisability of the Stock-Based Award hereunder, together with all other payments or benefits contingent on a change in control within the meaning of Internal Revenue Code
         Section 280G or any successor provision ("280G"), results in any portion of such payments or benefits to the Employee not being deductible by the Employer or its successor as a result of the application of 280G, the Employee's benefits shall be reduced until the entire amount of the benefits is deductible. The reduction shall be effected by the exclusion of grants of options, restricted stock, or other benefits not deductible by Sprint under 280G in reverse chronological order of grant date from the application of this or other acceleration provision, until no portion of such benefits is rendered non-deductible by application of Code Section 280G.

(b) Forfeiture of Stock-Based Award on Transfer to Affiliates and on Termination of Employment in Certain Circumstances

         Employee shall not be entitled to continue to own any unexercisable stock options if before the stock options become exercisable

          (i) Employee ceases employment with Employer and begins employment with an Affiliate of Employer,

          (ii) Employer terminates Employee's employment with Employer for any reason constituting Termination for Cause, or

         (iii) Employee terminates his employment with Employer for any reason other than Employee's Constructive Discharge.


(c) Tax Withholding Employer may withhold the amount of any tax at-tributable to any amount payable or shares issuable under this Agreement.


4.       Payment of Special Compensation

4.01.    Conditions to Payment

In lieu of any payments or benefits available under any and all Employer severance plans or policies but not in lieu of benefits under Sprint's Long-Term Disability Plan, Employee shall be entitled to Special Compensation plus any pay for paid time off accrued but not taken by Employee on his Severance Date, if

  (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total Disability or

 (ii) Employee terminates his employment with Employer upon Constructive Discharge.

The payments and benefits provided for in this section shall be in addition to all other sums then payable and owing to Employee hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Employee for employment or services provided to any Person other than Employer after the Severance Date and shall be in full settlement and satisfaction of all of Employee's claims against and demands upon Employer.

Employee's right to receive severance or other benefits pursuant to this section shall cease immediately if Employee is re-employed by Employer or Employee materially breaches this Agreement.

4.02.  Settlement and Release

The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Employee's claims and demands relating to or arising out of his employment with the Company or the termination thereof except for any claims Employee may have against Employer under this Agreement and any indemnification agreements entered into between Employer and Employee.

The Company's obligation to provide these payments and benefits is expressly made subject to and conditioned upon (i) the Employee's execution, within forty-five (45) days after the Termination Date, of a release of those claims and demands in such form as the Company may reasonably determine and (ii) the Employee's non-revocation of the release in accordance with its terms.


5.  Dispute Resolution

5.01.  Jurisdiction and Venue

Employee consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for any and all disputes arising under this Agreement, provided, however, that Employer may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of the covenants under
Section 2, as well as seeking damages therefor.

5.02.  Remedies

Employee acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of this Agreement will not cause him undue hardship and that the provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

Employee acknowledges that failure to comply with the terms of this Agreement, particularly the provisions of Section 2, will cause irreparable damage to Employer. Therefore, Employee agrees that, in addition to any other remedies at law or in equity available to Employer for Employee's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Employee to prevent such damage or breach, and the existence of any claim or cause of action Employee may have against Employer shall not constitute a defense thereto.

If Employee materially breaches any provision of Section 2 or if any of those provisions are held to be unenforceable against Employee

  (i) Employee shall return any Special Compensation paid pursuant to this Agreement and

 (ii) if Employee's breach occurs within the five-year period beginning on the Grant Date, Employee shall return to Employer the stock received with respect to the Stock-Based Award, or, if Employee has disposed of the stock, an amount equal to the fair market value thereof on the date of disposition.

This remedy is a return of consideration and shall be in addition to any other remedies. During Employee's employment with Employer, the Committee shall determine whether Employee has materially breached the provisions of Section 2, and the Committee's determination shall be final.


6.  Definitions

6.01.  Affiliate

"Affiliate" means, with respect to any Person, a Person, other than a Subsidiary of such Person, (i) controlling, controlled by, or under common control with such Person and (ii) any other Person with whom such Person reports consolidated financial information for financial reporting purposes. "Control" for this purpose means direct or indirect possession by one Person of voting or management rights of at least 20% with respect to another Person.

6.02.  Board

"Board" means the board of directors of Sprint.

6.03.  Change in Control

"Change in Control" means the occurrence of any of the following events:

  (i) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, including, without limitation, Rule 13d-5(b)) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of Sprint that represent 30% or more of the combined voting power of Sprint's then outstanding voting securities, other than


         (A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

         (B) an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

         (C) an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);


 (ii) a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:


         (A) a director who has been a director of Sprint for a continuous period of at least 24 months, or

         (B) a director whose election or nomination as director was approved by a vote of at least 2/3's of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of Sprint's assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

         (C) who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);


 (iii) the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint's assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction


         (A) that results in Sprint's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint's assets or otherwise succeeds to the business of Sprint (Sprint or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

         (B) after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least 2/3's of the members who were members of the Board at that time), and

         (C) after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or


 (iv) a liquidation or dissolution of Sprint.

For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint's then outstanding securities as determined pursuant to Sprint's Articles of Incorporation or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself

(or in combination only with the other event listed in this sentence) causes the Sprint's voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint's then outstanding voting securities is not to be treated as an "acquisition" by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint's shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint's shareholders.

6.04.  Committee

"Committee" means the Organization, Compensation, and Nominating Com- mittee of Sprint's board of directors.

6.05.  Competitive Employment

"Competitive Employment" means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor of Employer

  (i)    (A)    that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by Employee in his performance of services for Employer at any time during the two years before the Severance Date, and

         (B) that relate to products or services that are competitive with Employer's products or services with respect to which Employee performed services for Employer at any time during the two years before the Severance Date,

         or

 (ii) in the performance of which Proprietary Information to which Employee had access at any time during the two-year period before the Severance Date could be of substantial economic value to the Competitor of Employer.


6.06.  Competitor of Employer

Because of the highly competitive, evolving nature of Employer's industry, the identities of companies in competition with Employer are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement. A Sprint Affiliate shall not be a Competitor of Employer.

"Competitor of Employer" means any one or more of the following:

  (i) any Person doing business in the United States or any of its Divisions employing Employee if the Person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuitswitched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, web hosting and network security services);

 (ii) any Person doing business in the United States or its Division employing Employee if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which Employer receives at least 3% of its gross operating revenues;

 (iii) any Person doing business in the United States, or its Division employing Employee, operating for less than 5 years a line of business from which Employer derives at least 3% of its gross operating revenues, notwithstanding such Person's or Division's lack of substantial revenues in such line of business; or

 (iv) any Person doing business in the United States, or its Division employing Employee, if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which Employer has operated for less than 5 years, notwithstanding Employer's lack of substantial revenues in such line of business.

For purposes of the foregoing, gross operating revenues of Employer and such other Person shall be those of the Employer or such Person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ Employee shall be on a stand-alone basis, all measured by the most recent available financial information of both Employer and such other Person or Division at the time Employee accepts, or proposes to accept, employment with or to otherwise perform services for such Person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Employee to demonstrate that such Person is not a Competitor of Employer.

6.07.  Consolidated Affiliate

"Consolidated Affiliate" means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.08.  Constructive Discharge

"Constructive Discharge" means termination by the Employee of his employment with the Employer by written notice given within 60 days following one or more of the following events:

  (i) unless Employer first offers to Employee a position having an equal or greater grade rating, reassignment of Employee from his then current position with Employer to a position having a lower grade rating, in each case under Employer's methodology of rating employment positions for its employees generally;

 (ii) a reduction in Employee's targeted total compensation by more than 10% other than by an across-the-board reduction affecting substantially all similarly situated employees of Employer; or

 (iii) a change in the Employee's base employment area to anywhere other than the Kansas City metropolitan area within one year following a Change in Control.


6.09.  Division

"Division" means any distinct group or unit organized as a segment or portion of a Person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

6.10. Non-Compete Period

"Non-Compete Period" means the 18-month period beginning on Employee's Severance Date. If Employee breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be tolled during the period the breach or violation continues.

6.11.  Person

"Person" means any individual, corporation, partnership, association, company, or other entity.

6.12.  Proprietary Information

"Proprietary Information" means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of Employer or Employer's Affiliates, including but not limited to: computer programs, un- patented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers or acquisitions which information: (i) has not been made known generally to the public; and (ii) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (iii) has been identified to Employee as confidential by Employer, either orally or in writing.

6.13.  Severance Date

"Severance Date" means the last day on which Employee actually performs services as an employee of Employer.

6.14.  Severance Period

"Severance Period" means the 18-month period beginning on Employee's Severance Date.

6.15.  Special Compensation

"Special Compensation" means Employee's right

  (i) to continue to receive during the Severance Period periodic compensation at the same rate as his base salary in effect at the Employee's Severance Date;

 (ii) to receive bonuses under one or more of Sprint's Management Incentive Plan, Executive Management Incentive Plan, and Sales Incentive Compensation Plan in which Employee participated on the Severance Date (together with other incentive compensation plans specifically approved for this purpose by the Committee, the "Short-Term Incentive Plans") based on the Employee's target amount under such plans on the Severance Date, and assuming achievement of performance targets under the Short-Term Incentive Plans of


         (A) the actual performance level for periods before the beginning of the Severance Period and

         (B) the lesser of (a) the actual performance level during the Severance Period and (b) 100% of targeted performance during the Severance Period,


         pro-rating the foregoing performance levels under the Short-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Short-Term Incentive Plan;

 (iii) to continue to participate throughout the Severance Period in all group health plans (as defined in Code section 106(b)(3) or any successor provision of the Internal Revenue Code of 1986, as amended, including but not limited to any medical and dental) that Employer continues to make available to Employer's employees generally and that Employee was par- ticipating in on his Severance Date, except that participation in those plans after Employee becomes employed full-time during the Severance Period shall immediately cease unless Employee elects to continue coverage under the COBRA continuation provisions of any group health plan by paying the applicable premium therefor;

 (iv) to continue to participate throughout the Severance Period in all group life insurance and qualified or non-qualified retirement plans that Em-ployer continues to make available to Employer's employees generally and that Employee was participating in on his Severance Date;

 (v) to receive out-placement counseling by a firm selected by Employer to continue until Employee becomes employed;

 (vi) to continue to receive throughout the Severance Period all executive perquisites (including automobile allowance, long distance services and all miscellaneous services) Employee was entitled to receive on the Severance Date except country club membership dues and accrual of paid time off; and

(vii) to have the end of the Severance Period treated as Employee's termination date for purposes of Sprint's employee stock option plans, restricted stock plans, and other equity compensation plans.

Employee shall not be entitled to participate in Sprint's long- and short-term disability plan after the Severance Date.

6.16. Stock-Based Award

"Stock-Based Award" means the award of stock options as elected by Employee under Section 3 of this Agreement.

6.17.  Subsidiary

"Subsidiary" means, with respect to any Person (the "Controlling Person"), all other Persons (the "Controlled Persons") in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.18.  Termination for Cause

"Termination for Cause" means termination by Employer of Employee's employment because of

  (i) conduct by the Employee that violates the Code of Ethics or reflects adversely on the Employee's honesty or

 (ii) Employee's willful engagement in conduct that is materially injurious to the Employer.

Termination for failure to meet performance expectations, unless willful, continuing, and substantial, shall not be deemed a Termination for Cause.

6.19.  Total Disability

"Total Disability" shall have the same meaning as in Sprint's Long Term Disability Plan, as amended from time to time.


7.  General Provisions

7.01. Obligations to Survive Termination of Employment

Employee's obligations under this Agreement shall survive his termination of employment with Employer.

7.02.  Binding Effect

This Agreement shall be binding upon and inure to the benefit of Employee's executors, administrators, legal representatives, heirs, and legatees and to Employer's successors and assigns.

7.03.  Partial Invalidity

The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Employee hereby agrees that such scope may be judicially modified accordingly.

7.04.  Waiver

The waiver by either party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

7.05. Prior Agreements Merged into Agreement

This Agreement represents the entire understanding of the parties and, to the extent that there is any conflict, supersedes all other agreements with respect to the subject matter hereof.

7.06.  Notices

Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party

  (i) upon actual receipt at the address of such party specified below if delivered personally or by regular U.S. mail;

 (ii) upon receipt by the sender of a "GOOD" or "OK" confirmation of transmission if transmitted by facsimile, but only if a copy is also sent by regular mail or courier;

 (iii) when delivery is certified if sent as certified mail, return receipt requested, addressed, in any case to the party at the following addresses:

                    If to Employee:             If to Employer:

                    Howard E. Janzen            Sprint Corporation
                                                Attn: Corporate Secretary
                                                6200 Sprint Parkway
                                                Overland Park, KS 66251
                                                FAX: (913) 794-0114
         or to such other address or telecopy number as any party may designate by written notice in the aforesaid manner, or with respect to Employee, such address as Employee may provide Employer for purposes of its human resources database.


7.07.  Governing Law

Because Employer's business is headquartered in Kansas, and to ensure uniformity of enforcement of this Agreement, the validity, interpretation, and enforcement of this Agreement shall be governed by the laws of the State of Kansas without regard to its choice of law provisions.

7.08.  Number and Gender

Wherever the context requires, each term stated in either the singular or plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, or neuter as appropriate.

7.09.  Headings

The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

In Witness Whereof, the parties have caused this Agreement to be duly executed on the date set forth below.


                                     Sprint Corporation



                                     by: /s/ James Kissinger
                                         James Kissinger, Senior Vice
                                         President-Human Resources




                                         /s/ Howard E. Janzen
                                         Howard E. Janzen, Employee



Dated: May 12, 2003



                                   Attestation

State of Kansas         >
                        > ss.
County of Johnson       >


Signed or attested before me on 12th of May 2003 by Howard E. Janzen.



                                                /s/ Mary E. Baker
                                                Notary Public


(Seal if any)

My appointment expires: 2/11/06

                 Special Compensation and Non-Compete Agreement



This Agreement is entered into as of the 13th day of May, 2003 (the "Grant Date"), by and between Sprint Corporation, a Kansas corporation ("Sprint," and it, together with its Subsidiaries, the "Employer"), and Michael Stout ("Employee").



                                    Recitals



    1. Employer is engaged in the telecommunications and related businesses. This is a worldwide business that may be conducted from sites and serve customers throughout the world.


    2. Employer has offered to employ Employee as an executive officer of Employer.


    3. By virtue of his work for Employer, Employee will gain access to valuable Proprietary Information of Employer.


    4. Employer desires to enter into this Agreement to provide severance and other benefits for Employee in exchange for Employee's agreement to maintain the confidentiality of certain information and to refrain from competing with Employer during and after termination of his employment with Employer.



Capitalized terms are defined in Section 6 or parenthetically throughout this Agreement.

Now, Therefore, in consideration of the premises and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:


1.  Employment At Will

Employee's employment may be terminated by either party for any reason. Employee shall provide Employer with written notice of his intent to terminate at least 30 days before the effective date of the termination. Except in the event of Termination for Cause, Employer shall provide Employee with written notice of its intent to terminate Employee's employment at least 30 days before the effective date of the termination.


2.  Employee's Covenants

2.01.  Exclusivity of Services

Employee shall, during his employment with Employer, owe an undivided duty of loyalty to Employer and agrees to devote his entire business time and attention to the performance of those duties and responsibilities and to use his best efforts to promote and develop the business of Employer. Employee shall adhere in all respects to Sprint's Principles of Business Conduct (together with any successor provision, which is incorporated by this reference, the "Code of Ethics") as in effect as of the date of this Agreement and as may be amended from time to time hereafter. The determination of the Committee as to the Employee's compliance with this provision shall be final.

2.02.  Proprietary Information

Employee acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Employee further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Employee's duties, will cause Employer irreparable harm.

Except in the course of his employment with Employer under this Agreement, in the pursuit of the business of Employer, or as otherwise required in employment with Employer, Employee shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another's behalf, any Proprietary Information. If during or after his employment Employee has any questions about whether particular information is Proprietary Information he shall consult with Employer's Corporate Secretary.

2.03.  Non-Competition

Employee shall not, during the Non-Compete Period, engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

  (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total Disability; or

 (ii) Employee terminates his employment with Employer upon Constructive Discharge.

If Employee ceases to be employed by Employer because of the sale, spin-off, divestiture, or other disposition by Employer of the Subsidiary, Division, or other divested unit employing Employee, this provision shall continue to apply during the Non-Compete Period, except that Employee's continued employment for the Subsidiary, Division, or other divested unit disposed of by the Employer shall not be deemed a violation of this provision. Employee agrees that, in anticipation of the sale, spin-off, split-off, or other divestiture of a business unit or division for whom Employee is then providing services, Employer may change the Subsidiary employing Employee to the the Subsidiary that is the subject of the sale, spin-off, split-off, or other divestiture.

Employee agrees that because of the worldwide nature of Employer's business, breach of this agreement by accepting Competitive Employment anywhere in the United States would irreparably injure Employer and that, therefore, a more limited geographic restriction is neither feasible nor appropriate to protect Employer's interests.

2.04. Inducement of Employees, Customers and Others

During the term of his employment and the Non-Compete Period, Employee shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of Employer with whom he has worked or about whom he has gained Proprietary Information to terminate his or its employment, agency, or customer relationship with Employer or to render services for or transfer business to any Competitor of Employer.

2.05.  Return of Employer's Property

Employee shall, upon termination of his employment with Employer, return to Employer all property of Employer in his possession, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in computer form, created, developed, generated, received, or held by Employee during employment, concerning or related to Employer's business, whether containing or relating to Proprietary Information or not. Employee shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from Employer's premises without Employer's authorization.

2.06.  Exit Interview

At Employer's request, Employee shall participate in an exit interview prior to his Severance Date to provide for the orderly transition of his duties, to arrange for the return of Employer's property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.07.  Confidentiality of Agreement

Employee shall not disclose or discuss the existence of this Agreement, the Stock-Based Award, the Special Compensation, or any other terms of the Agreement except

  (i)    to members of his immediate family,

 (ii) to his financial advisor or attorney, but then only to the extent necessary for them to assist him,

 (iii) to a potential employer on a strictly confidential basis, and then only to the extent necessary for reasonable disclosure in the course of serious negotiations, or

 (iv)    as required by law or to enforce his legal rights.


3. Stock-Based Awards

As partial consideration for Employee's agreements hereunder, Employee shall be granted the Stock-Based Awards on the terms set forth in this section.

3.01.  Award of Stock Options

Sprint hereby grants to Employee, under Sprint's 1990 Stock Option Plan, as of the Grant Date (a) an option to purchase 107,250 shares of Sprint's FON Stock, Series 1 and (b) an option to purchase 107,250 shares of Sprint's PCS Common Stock, Series 1, both at a strike price equal to the Fair Market Value of one share of the respective stock on the Grant Date. The options shall become exercisable, with respect to 25% of the total shares granted, on each of the first four anniversaries of the Grant Date. The options shall expire on the 10th anniversary of the Grant Date. The terms of the 1990 Stock Option Plan, to the extent not in conflict with the terms of this Agreement, are hereby incorporated into this Agreement by reference.

Notwithstanding the terms of the 1990 Stock Option Plan, the definition of a Change in Control set forth in this Agreement shall apply for all purposes.

3.02. Provisions Applicable to Stock-Based Award


(a) Acceleration of Stock-Based Awards

    (1) Conditions to Acceleration

        The the stock options shall become immediately exercisable if Employee is not in breach of this Agreement and

         (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or

         (ii) Employee terminates his employment with Employer by reason of Employee's Constructive Discharge or

         (iii) Employee ceases to be employed by Employer because of a sale, merger, divestiture, or other transaction entered into by Employer.

        For purposes of the Stock-Based Award, the definition of Change in Control set forth in this Agreement shall control, notwithstanding terms of the the 1990 Stock Option Plan.

    (2) No Acceleration on Transfer of Employment to Affiliates

        In no event shall the exercisability of stock options be accelerated as provided in the prior section upon Employee's ceasing employment with Employer to commence employment with an Affiliate of Sprint.

    (3) Section 280G Limits on Acceleration

        If the acceleration of the exercisability of the Stock-Based Award hereunder, together with all other payments or benefits contingent on a change in control within the meaning of Internal Revenue Code
        Section 280G or any successor provision ("280G"), results in any portion of such payments or benefits to the Employee not being deductible by the Employer or its successor as a result of the application of 280G, the Employee's benefits shall be reduced until the entire amount of the benefits is deductible. The reduction shall be effected by the exclusion of grants of options, restricted stock, or other benefits not deductible by Sprint under 280G in reverse chronological order of grant date from the application of this or other acceleration provision, until no portion of such benefits is rendered non-deductible by application of Code Section 280G.

(b) Forfeiture of Stock-Based Award on Transfer to Affiliates and on Termination of Employment in Certain Circumstances

        Employee shall not be entitled to continue to own any unexercisable stock options if before the stock options become exercisable

         (i) Employee ceases employment with Employer and begins employment with an Affiliate of Employer,

         (ii) Employer terminates Employee's employment with Employer for any reason constituting Termination for Cause, or

         (iii) Employee terminates his employment with Employer for any reason other than Employee's Constructive Discharge.


(c) Tax Withholding Employer may withhold the amount of any tax at-tributable to any amount payable or shares issuable under this Agreement.


4.       Payment of Special Compensation

4.01.    Conditions to Payment

In lieu of any payments or benefits available under any and all Employer severance plans or policies but not in lieu of benefits under Sprint's Long-Term Disability Plan, Employee shall be entitled to Special Compensation plus any vacation pay for vacation accrued but not taken by Employee on his Severance Date, if

  (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total Disability or

 (ii) Employee terminates his employment with Employer upon Constructive Discharge.

The payments and benefits provided for in this section shall be in addition to all other sums then payable and owing to Employee hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Employee for employment or services provided to any Person other than Employer after the Severance Date and shall be in full settlement and satisfaction of all of Employee's claims against and demands upon Employer.

Employee's right to receive severance or other benefits pursuant to this section shall cease immediately if Employee is re-employed by Employer or Employee materially breaches this Agreement.

4.02. Payments Conditioned on Settlement and Release

The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Employee's claims and demands relating to or arising out of his employment with the Company or the termination thereof except for any claims Employee may have against Employer under this Agreement and any indemnification agreements entered into between Employer and Employee.

The Company's obligation to provide these payments and benefits is expressly made subject to and conditioned upon (i) the Employee's execution, within forty-five (45) days after the Termination Date, of a release of those claims and demands in such form as the Company may reasonably determine and (ii) the Employee's non-revocation of the release in accordance with its terms.


5.  Dispute Resolution

5.01.  Jurisdiction and Venue

Employee consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for any and all disputes arising under this Agreement, provided, however, that Employer may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of the covenants under
Section 2, as well as seeking damages therefor.

5.02.  Remedies

Employee acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of this Agreement will not cause him undue hardship and that the provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

Employee acknowledges that failure to comply with the terms of this Agreement, particularly the provisions of Section 2, will cause irreparable damage to Employer. Therefore, Employee agrees that, in addition to any other remedies at law or in equity available to Employer for Employee's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Employee to prevent such damage or breach, and the existence of any claim or cause of action Employee may have against Employer shall not constitute a defense thereto.

If Employee materially breaches any provision of Section 2 or if any of those provisions are held to be unenforceable against Employee

  (i) Employee shall return any Special Compensation paid pursuant to this Agreement and

 (ii) if Employee's breach occurs within the five-year period beginning on the Grant Date, Employee shall return to Employer the stock received with respect to the Stock-Based Award, or, if Employee has disposed of the stock, an amount equal to the fair market value thereof on the date of disposition.

This remedy is a return of consideration and shall be in addition to any other remedies. During Employee's employment with Employer, the Committee shall determine whether Employee has materially breached the provisions of Section 2, and the Committee's determination shall be final.


6.  Definitions

6.01.  Affiliate

"Affiliate" means, with respect to any Person, a Person, other than a Subsidiary of such Person, (i) controlling, controlled by, or under common control with such Person and (ii) any other Person with whom such Person reports consolidated financial information for financial reporting purposes. "Control" for this purpose means direct or indirect possession by one Person of voting or management rights of at least 20% with respect to another Person.

6.02.  Board

"Board" means the board of directors of Sprint.

6.03.  Change in Control

"Change in Control" means the occurrence of any of the following events:

  (i) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, including, without limitation, Rule 13d-5(b)) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of Sprint that represent 30% or more of the combined voting power of Sprint's then outstanding voting securities, other than


         (A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

         (B) an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

         (C) an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);


 (ii) a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:


         (A) a director who has been a director of Sprint for a continuous period of at least 24 months, or

        (B) a director whose election or nomination as director was approved by a vote of at least 2/3's of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of Sprint's assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

        (C) who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);


(iii) the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint's assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction


        (A) that results in Sprint's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint's assets or otherwise succeeds to the business of Sprint (Sprint or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

        (B) after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least 2/3's of the members who were members of the Board at that time), and

        (C) after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or

 (iv) a liquidation or dissolution of Sprint.

For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint's then outstanding securities as determined pursuant to Sprint's Articles of Incorporation or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Sprint's voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint's then outstanding voting securities is not to be treated as an "acquisition" by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint's shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint's shareholders.

6.04.  Committee

"Committee" means the Organization, Compensation, and Nominating Committee of Sprint's board of directors.

6.05.  Competitive Employment

"Competitive Employment" means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor of Employer

  (i)    (A)    that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by Employee in his performance of services for Employer at any time during the two years before the Severance Date, and

         (B) that relate to products or services that are competitive with Employer's products or services with respect to which Employee performed services for Employer at any time during the two years before the Severance Date,

         or

 (ii) in the performance of which Proprietary Information to which Employee had access at any time during the two-year period before the Severance Date could be of substantial economic value to the Competitor of Employer.


6.06.  Competitor of Employer

Because of the highly competitive, evolving nature of Employer's industry, the identities of companies in competition with Employer are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement. A Sprint Affiliate shall not be a Competitor of Employer.

"Competitor of Employer" means any one or more of the following:

  (i) any Person doing business in the United States or any of its Divisions employing Employee if the Person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuitswitched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, web hosting and network security services);

 (ii) any Person doing business in the United States or its Division employing Employee if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which Employer receives at least 3% of its gross operating revenues;

 (iii) any Person doing business in the United States, or its Division employing Employee, operating for less than 5 years a line of business from which Employer derives at least 3% of its gross operating revenues, notwithstanding such Person's or Division's lack of substantial revenues in such line of business; or

 (iv) any Person doing business in the United States, or its Division employing Employee, if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which Employer has operated for less than 5 years, notwithstanding Employer's lack of substantial revenues in such line of business.

For purposes of the foregoing, gross operating revenues of Employer and such other Person shall be those of the Employer or such Person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ Employee shall be on a stand-alone basis, all measured by the most recent available financial information of both Employer and such other Person or Division at the time Employee accepts, or proposes to accept, employment with or to otherwise perform services for such Person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Employee to demonstrate that such Person is not a Competitor of Employer.

6.07.  Consolidated Affiliate

"Consolidated Affiliate" means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.08.  Constructive Discharge

"Constructive Discharge" means termination by the Employee of his employment with the Employer by written notice given within 60 days following one or more of the following events:

  (i) unless Employer first offers to Employee a position having an equal or greater grade rating, reassignment of Employee from his then current position with Employer to a position having a lower grade rating, in each case under Employer's methodology of rating employment positions for its employees generally;

 (ii) a reduction in Employee's targeted total compensation by more than 10% other than by an across-the-board reduction affecting substantially all similarly situated employees of Employer; or

 (iii) a change in the Employee's base employment area to anywhere other than the Kansas City metropolitan area within one year following a Change in Control.


6.09.  Division

"Division" means any distinct group or unit organized as a segment or portion of a Person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

6.10. Non-Compete Period

"Non-Compete Period" means the 18-month period beginning on Employee's Severance Date. If Employee breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be tolled during the period the breach or violation continues.

6.11.  Person

"Person" means any individual, corporation, partnership, association, company, or other entity.

6.12.  Proprietary Information

"Proprietary Information" means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of Employer or Employer's Affiliates, including but not limited to: computer programs, un- patented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property;

and information about potential mergers or acquisitions which information: (i) has not been made known generally to the public; and (ii) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (iii) has been identified to Employee as confidential by Employer, either orally or in writing.

6.13.  Severance Date

"Severance Date" means the last day on which Employee actually performs services as an employee of Employer.

6.14.  Severance Period

"Severance Period" means the 18-month period beginning on Employee's Severance Date.

6.15.  Special Compensation

"Special Compensation" means Employee's right

  (i) to continue to receive during the Severance Period periodic compensation at the same rate as his base salary in effect at the Employee's Severance Date;

 (ii) to receive bonuses under one or more of Sprint's Management Incentive Plan, Executive Management Incentive Plan, and Sales Incentive Compensation Plan in which Employee participated on the Severance Date (together with other incentive compensation plans specifically approved for this purpose by the Committee, the "Short-Term Incentive Plans") based on the Employee's target amount under such plans on the Severance Date, and assuming achievement of performance targets under the Short-Term Incentive Plans of


         (A) the actual performance level for periods before the beginning of the Severance Period and

         (B) the lesser of (a) the actual performance level during the Severance Period and (b) 100% of targeted performance during the Severance Period,


         pro-rating the foregoing performance levels under the Short-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Short-Term Incentive Plan;

 (iii) to continue to participate throughout the Severance Period in all group health plans (as defined in Code section 106(b)(3) or any successor provision of the Internal Revenue Code of 1986, as amended, including but not limited to any medical and dental) that Employer continues to make available to Employer's employees generally and that Employee was par- ticipating in on his Severance Date, except that participation in those plans after Employee becomes employed full-time during the Severance

         Period shall immediately cease unless Employee elects to continue coverage under the COBRA continuation provisions of any group health plan by paying the applicable premium therefor;

 (iv) to continue to participate throughout the Severance Period in all group life insurance and qualified or non-qualified retirement plans that Employer continues to make available to Employer's employees generally and that Employee was participating in on his Severance Date;

 (v) to receive out-placement counseling by a firm selected by Employer to continue until Employee becomes employed;

 (vi) to continue to receive throughout the Severance Period all executive perquisites (including automobile allowance, long distance services and all miscellaneous services) Employee was entitled to receive on the Severance Date except country club membership dues and accrual of paid time off; and

(vii) to have the end of the Severance Period treated as Employee's termination date for purposes of Sprint's employee stock option plans, restricted stock plans, and other equity compensation plans.

Employee shall not be entitled to participate in Sprint's long- and short-term disability plan after the Severance Date.

6.16. Stock-Based Award

"Stock-Based Award" means the award of stock options as elected by Employee under Section 3 of this Agreement.

6.17.  Subsidiary

"Subsidiary" means, with respect to any Person (the "Controlling Person"), all other Persons (the "Controlled Persons") in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.18.  Termination for Cause

"Termination for Cause" means termination by Employer of Employee's employment because of

  (i) conduct by the Employee that violates the Code of Ethics or reflects adversely on the Employee's honesty or

 (ii) Employee's willful engagement in conduct that is materially injurious to the Employer.

Termination for failure to meet performance expectations, unless willful, continuing, and substantial, shall not be deemed a Termination for Cause.

6.19.  Total Disability

"Total Disability" shall have the same meaning as in Sprint's Long Term Disability Plan, as amended from time to time.

7.  General Provisions

7.01. Obligations to Survive Termination of Employment

Employee's obligations under this Agreement shall survive his termination of employment with Employer.

7.02.  Binding Effect

This Agreement shall be binding upon and inure to the benefit of Employee's executors, administrators, legal representatives, heirs, and legatees and to Employer's successors and assigns.

7.03.  Partial Invalidity

The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Employee hereby agrees that such scope may be judicially modified accordingly.

7.04.  Waiver

The waiver by either party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

7.05. Prior Agreements Merged into Agreement

This Agreement represents the entire understanding of the parties and, to the extent that there is any conflict, supersedes all other agreements with respect to the subject matter hereof.

7.06.  Notices

Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party

  (i) upon actual receipt at the address of such party specified below if delivered personally or by regular U.S. mail;

 (ii) upon receipt by the sender of a "GOOD" or "OK" confirmation of transmission if transmitted by facsimile, but only if a copy is also sent by regular mail or courier;

 (iii) when delivery is certified if sent as certified mail, return receipt requested, addressed, in any case to the party at the following addresses:

                If to Employee:                 If to Employer:

                Michael Stout                   Sprint Corporation
                                                Attn: Corporate Secretary
                                                6200 Sprint Parkway
                                                Overland Park, KS 66251
                                                FAX: (913) 794-0114

         or to such other address or telecopy number as any party may designate by written notice in the aforesaid manner, or with respect to Employee, such address as Employee may provide Employer for purposes of its human resources database.


7.07.  Governing Law

Because Employer's business is headquartered in Kansas, and to ensure uniformity of enforcement of this Agreement, the validity, interpretation, and enforcement of this Agreement shall be governed by the laws of the State of Kansas without regard to its choice of law provisions.

7.08.  Number and Gender

Wherever the context requires, each term stated in either the singular or plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, or neuter as appropriate.

7.09.  Headings

The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

In Witness Whereof, the parties have caused this Agreement to be duly executed on the date set forth below.




                                     Sprint Corporation



                                     by: /s/ James Kissinger
                                         James Kissinger, Senior Vice
                                         President-Human Resources




                                         /s/ Michael Stout
                                         Michael Stout, Employee



Dated: 5/8/03



                                   Attestation

State of NM             >
                        > ss.
County of Santa Fe      >


Signed or attested before me on May 8th, 2003 by Michael Stout.



                                                /s/ A. G.
                                                Notary Public


(Seal if any)

My appointment expires: 5/24/2006

                 Special Compensation and Non-Compete Agreement


This Agreement is entered into as of the 9th day of December, 1997 (the "Effective Date"), by and between Sprint Corporation, a Kansas corporation ("Sprint," and it, together with its Subsidiaries, the "Employer"), and Thomas
A. Gerke ("Employee").


                                    Recitals


     1. Employer is engaged in the telecommunications and related businesses. This is a worldwide business that may be conducted from sites and serve customers throughout the world.


     2. By virtue of his work for Employer, Employee has gained and will continue to gain additional valuable Proprietary Information of Employer.


     3. Employer desires to enter into this Agreement to provide severance and other benefits for Employee in exchange for Employee's agreement to maintain the confidentiality of certain information and to refrain from competing with Employer during and after termination of his employment with Employer.


Capitalized terms are defined in Section 6 or parenthetically throughout this Agreement.

Now, Therefore, in consideration of the premises and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:


1. Employment At Will.

Employee's employment may be terminated by either party for any reason. Employee shall provide Employer with written notice of his intent to terminate at least 30 days before the effective date of the termination. Except in the event of Termination for Cause, Employer shall provide Employee with written notice of its intent to terminate Employee's employment at least 30 days before the effective date of the termination.


2. Employee's Covenants.

2.01. Exclusivity of Services.

Employee shall, during his employment with Employer, owe an undivided duty of loyalty to Employer and agrees to devote his entire business time and attention to the performance of those duties and responsibilities and to use his best efforts to promote and develop the business of Employer. Employee shall adhere to the conflicts of interest provisions set forth in Section 7 of the Sprint Code of Ethics (or any successor provision, which is incorporated by this reference) as in effect as of the date of this Agreement and as may be amended from time to time hereafter. The determination of the Committee as to the Employee's compliance with this provision shall be final.

2.02. Proprietary Information.

Employee acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Employee further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Employee's duties, will cause Employer irreparable harm.

Except in the course of his employment with Employer under this Agree- ment, in the pursuit of the business of Employer, or as otherwise required in employment with Employer, Employee shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another's behalf, any Proprietary Information. If during or after his employment Employee has any questions about whether particular information is Proprietary Information he shall consult with Employer's Corporate Secretary.

2.03. Non-Competition.

Employee shall not, during the Non-Compete Period, engage in Compet- itive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

  (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total Disability; or

  (ii) Employee terminates his employment with Employer upon Construc- tive Discharge.

If Employee ceases to be employed by Employer because of the sale, spin-off, divestiture, or other disposition by Employer of the Subsidiairy, division, or other divested unit employing Employee, this provision shall continue to apply during the Non-Compete Period, except that Employee's continued employment for the Subsidiary, division, or other divested unit disposed of by the Employer shall not be deemed a violation of this provision.

Employee agrees that because of the worldwide nature of Employer's business, breach of this agreement by accepting Competitive Employment anywhere in the United States would irreparably injure Employer and that, therefore, a more limited geographic restriction is neither feasible nor appropriate to protect Employer's interests.

2.04. Inducement of Employees, Customers and Others.

During the term of his employment and the Non-Compete Period, Employee shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of Employer with whom he has worked or about whom he has gained Proprietary Information to terminate his or its employment, agency, or customer relationship with Employer or to render services for or transfer business to any Competitor of Employer.

2.05. Return of Employer's Property.

Employee shall, upon termination of his employment with Employer, return to Employer all property of Employer in his possession, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in computer form, created, developed, generated, received, or held by Employee during employment, concerning or related to Employer's business, whether containing or relating to Proprietary Information or not. Employee shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from Employer's premises without Employer's authorization.

2.06. Exit Interview.

At Employer's request, Employee shall participate in an exit interview prior to his Severance Date to provide for the orderly transition of his duties, to arrange for the return of Employer's property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.07. Confidentiality of Agreement.

Employee shall not disclose or discuss the existence of this Agreement, the Alternative Stock-Based Award, the Special Compensation, or any other terms of the Agreement except

   (i)   to members of his immediate family,

  (ii) to his financial advisor or attorney, but then only to the extent necessary for them to assist him,

 (iii) to a potential employer on a strictly confidential basis, and then only to the extent necessary for reasonable disclosure in the course of serious negotiations, or

  (iv)   as required by law or to enforce his legal rights.


3. Alternative Stock-Based Awards.

As partial consideration for Employee's agreements hereunder, Employee shall be granted one of the two Stock-Based Awards, at the election of Employee, on the terms set forth in this section. Employee must indicate which of the two forms of compensation he elects to receive by checking the corresponding box above his signature line at the bottom of this Agreement. If Employee signs this Agreement but checks neither box or both boxes, Employee shall be considered to have elected to receive restricted stock.

3.01. Alternative Award of Restricted Stock.

If Employee elects to receive Restricted Stock, this Section 3.01 shall be considered a part of this Agreement, otherwise it shall not be considered a part of this Agreement.

Employer hereby grants to Employee an award of 2,500 shares of restricted stock under Sprint's 1990 Restricted Stock Plan, the terms of which are hereby incorporated into this Agreement by this reference.

(a)    Lapse of Restrictions.

       Employee may not sell, transfer, assign, pledge, or otherwise encumber or dispose of shares of restricted stock until the restrictions on the shares lapse. Restrictions on the shares covered by this award shall lapse, with respect to 25% of the total shares granted, on each of the first four anniversary dates of the Effective Date.

(b)    Rights as Stockholder and Issuance of Shares.

       Except as set forth in the 1990 Restricted Stock Plan, Employee shall have all rights of a stockholder with respect to the shares of restricted stock, including the right to vote the shares of stock and the right to dividends on the shares. The shares of restricted stock shall be registered in the name of the Employee and the certificates evidencing the shares shall, at Employer's sole election, either (i) bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the award or (ii) be held in escrow by the Company. Within 60 days of the Effective Date of this Agreement, the Employee shall execute a stock power or powers assigning the shares of restricted stock to Sprint, and Sprint shall hold the stock power and the certificate in escrow and may use the stock power to effect forfeiture of the restricted stock to the extent the shares are forfeited under the terms of this Agreement. Sprint shall cause the certificate evidencing unrestricted shares of com- mon stock to be issued to the Employee as soon as practicable after the restrictions lapse on the restricted shares.

3.02. Alternative Award of Stock Options.

If Employee elects to receive stock options, this Section 3.02 shall be considered a part of this Agreement; otherwise it shall not be considered a part of this Agreement.

Sprint hereby grants to Employee, under Sprint's 1990 Stock Option Plan, an option to purchase 10,000 shares of Sprint common stock at a price of $56.50 per share. The option shall become exercisable, with respect to 25% of the total shares granted, on each of the first four anniversaries of the Effective Date. The option shall expire on December 9, 2007. The terms of the 1990 Stock Option Plan are hereby incorporated into this Agreement by reference.

3.03. Provisions Applicable to Awards of both Restricted Stock and Stock
      Options.


(a)   Acceleration of Stock-Based Awards.

       (1) Conditions to Acceleration.

           The restrictions on all shares of restricted stock that have not otherwise lapsed shall lapse or the stock options shall become immediately exercisable, as the case may be, if, on or after the first anniversary of the Effective Date, Employee is not in breach of this Agreement and

           (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Employee's Total Disability or

          (ii) Employee terminates his employment with Employer by reason of Employee's Constructive Discharge or

         (iii) Employee ceases to be employed by Employer because of a sale, merger, divestiture, or other transaction entered into by Employer.


       (2) No Acceleration on Transfer of Employment to Affiliates.

           In no event shall the restrictions lapse on restricted stock nor the exercisability of stock options be accelerated as provided in the prior section upon Employee's ceasing employment with Employer to commence employment with an Affiliate of Sprint.

       (3) Section 280G Limits on Acceleration.

           If the acceleration of the vesting of restricted stock or the exercisability of the stock-based award hereunder, together with all other payments or benefits contingent on a change in control within the meaning of Internal Revenue Code Section 280G or any successor provision ("280G"), results in any portion of such payments or benefits to the Employee not being deductible by the Employer or its successor as a result of the application of 280G, the Employee's benefits shall be reduced until the entire amount of the benefits is deductible. The reduction shall be effected by the exclusion of grants of options, restricted stock, or other benefits not deductible by Sprint under 280G in reverse chronological order of grant date from the application of this or other acceleration provision, until no portion of such benefits is rendered non-deductible by application of Code Section 280G.

(b) Forfeiture of Stock-Based Award on Transfer to Affiliates and on Termination of Employment in Certain Circumstances.

       Employee shall not be entitled to sell or continue to own any unvested shares of restricted stock or exercise or continue to own any unexercisable stock options, as the case may be, if before such restricted shares vest or before such stock options become exercisable

         (i) Employee ceases employment with Employer and begins employment with an Affiliate of Employer,

         (ii) Employer terminates Employee's employment with Employer for any reason constituting Termination for Cause or by reason of Employee's Total Disability, or

        (iii) Employee terminates his employment with Employer for any reason other than Employee's Constructive Discharge.

       Except as to clause (iii), this provision applies regardless of what subsequent employment Employee may take.

(c) Tax Withholding. Employer may withhold the amount of any tax attributable to any amount payable or shares issuable under this Agreement.


4.     Payment of Special Compensation.

In lieu of any payments or benefits available under any and all Employer severance plans or policies but not in lieu of benefits under Sprint's LongTerm Disability Plan, Employee shall be entitled to Special Compensation plus any vacation pay for vacation accrued but not taken by Employee on his Severance Date, if

  (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total Disability or

  (ii) Employee terminates his employment with Employer upon Construc- tive Discharge.

The payments and benefits provided for in this section shall be in addition to all other sums then payable and owing to Employee hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Employee for employment or services provided to any Person other than Employer after the Severance Date and shall be in full settlement and satisfaction of all of Employee's claims against and demands upon Employer.

Employee's right to receive severance or other benefits pursuant to this section shall cease immediately if Employee is re-employed by Employer or Employee materially breaches this Agreement.


5. Dispute Resolution.

5.01. Jurisdiction and Venue.

Employee consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for any and all disputes arising under this Agreement, provided, however, that Employer may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of the covenants under
Section 2, as well as seeking damages therefor.

5.02. Remedies.

Employee acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of this Agreement will not cause him undue hardship and that the provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

Employee acknowledges that failure to comply with the terms of this Agreement, particularly the provisions of Section 2, will cause irreparable damage to Employer. Therefore, Employee agrees that, in addition to any other remedies at law or in equity available to Employer for Employee's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Employee to prevent such damage or breach, and the existence of any claim or cause of action Employee may have against Employer shall not constitute a defense thereto.

If Employee materially breaches any provision of Section 2 or if any of those provisions are held to be unenforceable against Employee

  (i) Employee shall return any Special Compensation paid pursuant to this Agreement and

  (ii) if Employee's breach occurs within the five-year period beginning on the Effective Date of this Agreement, Employee shall return to Employer the stock received with respect to the Stock-Based Award, or, if Employee has disposed of the stock, an amount equal to the fair market value thereof on the date of disposition.

This remedy is a return of consideration and shall be in addition to any other remedies. During Employee's employment with Employer, the Committee shall determine whether Employee has materially breached the provisions of Section 2, and the Committee's determination shall be final.


6. Definitions.

6.01. Affiliate.

"Affiliate" means, with respect to any Person, a Person, other than a Subsidiary of such Person, (i) controlling, controlled by, or under common control with such Person and (ii) any other Person with whom such Person reports consolidated financial information for financial reporting purposes. "Control" for this purpose means direct or indirect possession by one Person of voting or management rights of at least 20% with respect to another Person.

6.02. Change in Control.

"Change in Control" means the occurrence of any of the following events:

  (i) the acquisition, without the approval of a majority of the directors described in clause (ii) of this Section 6.02, by any "person" or "group" as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder other than


          (A) a trustee or other fiduciary holding securities under an employee benefit plan of Sprint,

          (B) Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, or

          (C) Deutsche Telekom AG or FranceeTlecom, individually or collectively;


         of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities; or

  (ii) at the end of any two-year period, less than a majority of the directors of Sprint are directors


          (A) who were directors of Sprint at the beginning of the two-year period or

          (B) whose election or nomination as director was approved by a vote of 2/3's of the then directors described in this clause (ii) of this Section 6.02 by prior nomination or election; or


 (iii) the shareholders of Sprint approve a merger (in which Sprint is not the surviving operating entity), consolidation, liquidation, or dissolution of Sprint, or a sale of all or substantially all of the assets of Sprint; or

 (iv) the acquisition by Deutsche Telekom AG or FranceeTlecom, individually or collectively, of additional securities of the Company that would result in their possessing in the aggregate 35% or more of the combined voting power of the Company's then outstanding securities.


6.03. Committee.

"Committee" means the Organization, Compensation, and Nominating Committee of Sprint's board of directors.

6.04. Competitive Employment.

"Competitive Employment" means the performance of duties or responsibilities for a Competitor of Employer

  (i) that are of a similar nature or employ similar professional or technical skills (e.g., marketing, engineering, legal, etc.) to those employed by Employee in his performance of services for Employer at any time during the two years before the Severance Date,

  (ii) that relate to products or services that are competitive with Employer's products or services with respect to which Employee performed services for Employer at any time during the two years before the Severance Date, or

 (iii) in the performance of which Proprietary Information to which Employee had access at any time during the two-year period before the Severance Date could be of substantial economic value to the Competitor of Employer.


6.05. Competitor of Employer.

Because of the highly competitive, evolving nature of Employer's industry, the identities of companies in competition with Employer are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement. A Sprint Affiliate shall not be a Competitor of Employer.

"Competitor of Employer" means

  (i) any Person doing business in the United States whose primary business is providing local or long distance telephone or wireless service;

  (ii) any Person doing business in the United States, who, together with its Consolidated Affiliates, receives more than 15% of its gross operating revenue from a line of business in which Employer, together with its Consolidated Affiliates, receives more than 15% of its gross operating revenues, all as measured by the most recent available financial information of both Employer and such other Person, at the time Employee accepts, or proposes to accept, employment with or to otherwise perform services for such Person;

 (iii) any Person doing business in the United States and operating, for less than 5 years, a line of business from which Employer derives more than 15% of its gross operating revenues, notwithstanding such Person's lack of substantial revenues in such line of business; and

 (iv) any Person doing business in the United States, who receives more than 15% of its gross operating revenue from a line of business in which Employer has operated for less than 5 years, notwithstanding Employer's lack of substantial revenues in such line of business.

If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Employee to demonstrate that such Person is not a Competitor of Employer.

6.06. Consolidated Affiliate.

"Consolidated Affiliate" means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.07. Constructive Discharge.

"Constructive Discharge" means termination by the Employee of his employment with the Employer by written notice given within 60 days following one or more of the following events:

  (i) unless Employer first offers to Employee a position having an equal or greater grade rating, reassignment of Employee from his then current position with Employer to a position having a lower grade rating, in each case under Employer's methodology of rating employment positions for its employees generally;

  (ii) a reduction in Employee's targeted total compensation by more than 10% other than by an across-the-board reduction affecting substantially all similarly situated employees of Employer; or

 (iii) a change in the Employee's base employment area to anywhere other than the Kansas City metropolitan area within one year following a Change in Control.


6.08. Non-Compete Period.

"Non-Compete Period" means the 18-month period beginning on Employee's Severance Date. If Employee breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be tolled during the period the breach or violation continues.

6.09. Person.

"Person" means any individual, corporation, partnership, association, company, or other entity.

6.10. Proprietary Information.

"Proprietary Information" means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of Employer or Employer's Affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers or acquisitions which information: (i) has not been made generally to the public; and (ii) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (iii) has been identified to Employee as confidential by Employer, either orally or in writing.

6.11. Severance Date.

"Severance Date" means the last day on which Employee actually performs services as an employee of Employer.

6.12. Severance Period.

"Severance Period" means the 18-month period beginning on Employee's Severance Date.

6.13. Special Compensation.

"Special Compensation" means Employee's right

   (i) to continue to receive during the Severance Period periodic compensation at the same rate as his base salary in effect at the Employee's Severance Date;

  (ii) to receive bonuses under one or more of Sprint's Management Incentive Plan, Executive Management Incentive Plan, and Sales Incentive Compensation Plan in which Employee participated on the Severance

        Date (together with other incentive compensation plans specifically approved for this purpose by the Committee, the "Short-Term Incentive Plans") based on the Employee's target amount under such plans on the Severance Date, and assuming achievement of performance targets under the Short-Term Incentive Plans of


         (A) the actual performance level for periods before the beginning of the Severance Period and

         (B) the lesser of (a) the actual performance level during the Severance Period and (b) 100% of targeted performance during the Severance Period,


        pro-rating the foregoing performance levels under the Short-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Short-Term Incentive Plan;

(iii) to receive an award under the Long Term Incentive Plan and the Executive Long Term Incentive Plan (the "Long-Term Incentive Plans"), assuming achievement of performance targets under the Long-Term Incentive Plans of


         (A) the actual performance level for periods before the beginning of the Severance Period and

         (B)    0% of targeted performance during the Severance Period,


        pro-rating the foregoing performance levels under the Long-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Long-Term Incentive Plan;

 (iv) to continue to participate throughout the Severance Period in all group health plans (as defined in Code section 106(b)(3) or any successor provision of the Internal Revenue Code of 1986, as amended, including but not limited to any medical and dental) that Employer continues to make available to Employer's employees generally and that Employee was participating in on his Severance Date, except that participation in those plans after Employee becomes employed full-time during the Severance Period shall immediately cease unless Employee elects to continue coverage under the COBRA continuation provisions of any group health plan by paying the applicable premium therefor;

   (v) to continue to participate throughout the Severance Period in all group life insurance and qualified or non-qualified retirement plans that Employer continues to make available to Employer's employees generally and that Employee was participating in on his Severance Date;

  (vi) to receive out-placement counseling by a firm selected by Employer to continue until Employee becomes employed;

 (vii) to continue to receive throughout the Severance Period all executive perquisites (including automobile allowance, long distance services and all miscellaneous services) Employee was entitled to receive on the Severance Date except country club membership dues and accrual of vacation; and

(viii) to have the end of the Severance Period treated as Employee's termination date for purposes of Sprint's employee stock option plans and restricted stock plans.

Employee shall not be entitled to participate in Sprint's long- and short-term disability plan after the Severance Date.

6.14. Stock-Based Award.

"Stock-Based Award" means the award of restricted stock or stock options as elected by Employee under Section 3 of this Agreement.

6.15. Subsidiary.

"Subsidiary" means, with respect to any Person (the "Controlling Person"), all other Persons (the "Controlled Persons") in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.16. Termination for Cause.

"Termination for Cause" means termination by Employer of Employee's employment because of

  (i) conduct by the Employee that violates the Employers code of ethics or reflects adversely on the Employee's honesty or

  (ii) Employee's willful engagement in conduct that is materially injurious to the Employer.

Termination for failure to meet performance expectations, unless willful, continuing, and substantial, shall not be deemed a Termination for Cause.

6.17. Total Disability.

"Total Disability" shall have the same meaning as in Sprint's Long Term Disability Plan, as amended from time to time.


7. General Provisions.

7.01. Obligations to Survive Termination of Employment.

Employee's obligations under this Agreement shall survive his termination of employment with Employer.

7.02. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of Employee's executors, administrators, legal representatives, heirs, and legatees and to Employer's successors and assigns.

7.03. Partial Invalidity.

The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Employee hereby agrees that such scope may be judicially modified accordingly.

7.04. Waiver.

The waiver by either party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

7.05. Prior Agreements Merged into Agreement.

This Agreement represents the entire understanding of the parties and, to the extent that there is any conflict, supersedes all other agreements with respect to the subject matter hereof.

7.06. Notices.

Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party

  (i) upon actual receipt at the address of such party specified below if delivered personally or by regular U.S. mail;

  (ii) upon receipt by the sender of a "GOOD" or "OK" confirmation of transmission if transmitted by facsimile, but only if a copy is also sent by regular mail or courier;

 (iii) when delivery is certified if sent as certified mail, return receipt requested, addressed, in any case to the party at the following addresses:

                 If to Employee:                If to Employer:

                 Thomas A. Gerke                Sprint Corporation
                                                Attn: Corporate Secretary
                                                2330 Shawnee Mission Parkway
                                                Westwood, KS 66205
                                                FAX: (913) 624-2256

         or to such other address or telecopy number as any party may designate by written notice in the aforesaid manner, or with respect to Employee, such address as Employee may provide Employer for purposes of its human resources database.


7.07. Governing Law.

Because Employer's business is headquartered in Kansas, and to ensure uniformity of enforcement of this Agreement, the validity, interpretation, and enforcement of this Agreement shall be governed by the laws of the State of Kansas.

7.08. Number and Gender.

Wherever the context requires, each term stated in either the singular or plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, or neuter as appropriate.

7.09. Headings.

The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

In Witness Whereof, the parties have caused this Agreement to be duly executed and effective as of December 9, 1997.


                                           Sprint Corporation



                                           by: /s/ Don A. Jensen
                                               Don A. Jensen,
                                               Vice President and Secretary



I hereby elect to receive the following as the Stock-Based Award
(check one):

_____    Restricted Stock

__X__    Stock Options


                                               /s/ Tom Gerke
                                               Thomas A. Gerke, Employee

                 Special Compensation and Non-Compete Agreement



This Agreement is entered into as of the 8th day of February, 1999 (the "Grant Date"), by and between Sprint Corporation, a Kansas corporation ("Sprint," and it, together with its Subsidiaries, the "Employer"), and William White ("Employee").


                                    Recitals


    1. Employer is engaged in the telecommunications and related businesses. This is a worldwide business that may be conducted from sites and serve customers throughout the world.

    2. By virtue of his work for Employer, Employee has gained and will continue to gain additional valuable Proprietary
        Information of Employer.

    3. Employer desires to enter into this Agreement to provide severance and other benefits for Employee in exchange for Employee's agreement to maintain the confidentiality of certain information and to refrain from competing with Employer during and after termination of his employment with Employer.


Capitalized terms are defined in Section 6 or parenthetically throughout this Agreement.

Now, Therefore, in consideration of the premises and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:


1.  Employment At Will.

Employee's employment may be terminated by either party for any reason. Employee shall provide Employer with written notice of his intent to terminate at least 30 days before the effective date of the termination. Except in the event of Termination for Cause, Employer shall provide Employee with written notice of its intent to terminate Employee's employment at least 30 days before the effective date of the termination.


2.  Employee's Covenants.

2.01.  Exclusivity of Services.

Employee shall, during his employment with Employer, owe an undivided duty of loyalty to Employer and agrees to devote his entire business time and attention to the performance of those duties and responsibilities and to use his best efforts to promote and develop the business of Employer. Employee shall adhere to the conflicts of interest provisions set forth in Section 7 of the Sprint Code of Ethics (or any successor provision, which is incorporated by this reference) as in effect as of the date of this Agreement and as may be amended from time to time hereafter. The determination of the Committee as to the Employee's compliance with this provision shall be final.

2.02.  Proprietary Information.

Employee acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information.
Employee further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Employee's duties, will cause Employer irreparable harm.

Except in the course of his employment with Employer under this Agreement, in the pursuit of the business of Employer, or as otherwise required in employment with Employer, Employee shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another's behalf, any Proprietary Information. If during or after his employment Employee has any questions about whether particular information is Proprietary Information he shall consult with Employer's Corporate Secretary.

2.03.  Non-Competition.

Employee shall not, during the Non-Compete Period, engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

  (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total
        Disability; or

 (ii) Employee terminates his employment with Employer upon Constructive Discharge.

If Employee ceases to be employed by Employer because of the sale, spin-off, divestiture, or other disposition by Employer of the Subsidiary, division, or other divested unit employing Employee, this provision shall continue to apply during the Non-Compete Period, except that Employee's continued employment for the Subsidiary, division, or other divested unit disposed of by the Employer shall not be deemed a violation of this provision.

Employee agrees that because of the worldwide nature of Employer's business, breach of this agreement by accepting Competitive Employment anywhere in the United States would irreparably injure Employer and that, therefore, a more limited geographic restriction is neither feasible nor appropriate to protect Employer's interests.

2.04.  Inducement of Employees, Customers and Others.

During the term of his employment and the Non-Compete Period, Employee shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of Employer with whom he has worked or about whom he has gained Proprietary Information to terminate his or its employment, agency, or customer relationship with Employer or to render services for or transfer business to any Competitor of Employer.

2.05.  Return of Employer's Property.

Employee shall, upon termination of his employment with Employer, return to Employer all property of Employer in his possession, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in computer form, created, developed, generated, received, or held by Employee during employment, concerning or related to Employer's business, whether containing or relating to Proprietary Information or not. Employee shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from Employer's premises without Employer's authorization.

2.06.  Exit Interview.

At Employer's request, Employee shall participate in an exit interview prior to his Severance Date to provide for the orderly transition of his duties, to arrange for the return of Employer's property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.07.  Confidentiality of Agreement.

Employee shall not disclose or discuss the existence of this Agreement, the Alternative Stock-Based Award, the Special Compensation, or any other terms of the Agreement except

   (i)  to members of his immediate family,

  (ii) to his financial advisor or attorney, but then only to the extent necessary for them to assist him,

 (iii) to a potential employer on a strictly confidential basis, and then only to the extent necessary for reasonable disclosure in the course of serious negotiations, or

  (iv)  as required by law or to enforce his legal rights.


3.  Alternative Stock-Based Awards.

As partial consideration for Employee's agreements hereunder, Employee shall be granted one of the two Stock-Based Awards, at the election of Employee, on the terms set forth in this section. Employee must indicate which of the two forms of compensation he elects to receive by checking the corresponding box above his signature line at the bottom of this Agreement. If Employee signs this Agreement but checks neither box or both boxes, Employee shall be considered to have elected to receive restricted stock.

3.01.  Alternative Award of Restricted Stock.

If Employee elects to receive Restricted Stock, this Section 3.01 shall be considered a part of this Agreement, otherwise it shall not be considered a part of this Agreement.

Employer hereby grants to Employee, as of the Grant Date an award of
(a) 1,150 shares of restricted stock of Sprint's FON Common Stock, Series 1, and (b) 650 shares of restricted stock of Sprint's PCS Common Stock, Series 1, under Sprint's 1990 Restricted Stock Plan, the terms of which, to the extent not in conflict with this Agreement, are hereby incorporated into this Agreement by this reference.

(a)    Lapse of Restrictions.

       Employee may not sell, transfer, assign, pledge, or otherwise encumber or dispose of shares of restricted stock until the restrictions on the shares lapse. Restrictions on the shares covered by this award shall lapse, with respect to 25% of the total shares granted, on each of the first four anniversary dates of the Grant Date.

(b)    Rights as Stockholder and Issuance of Shares.

       Except as set forth in the 1990 Restricted Stock Plan, Employee shall have all rights of a stockholder with respect to the shares of restricted stock, including the right to vote the shares of stock and the right to dividends on the shares.
       The shares of restricted stock shall be registered in the name of the Employee and the certificates evidencing the shares shall, at Employer's sole election, either (i) bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the award or (ii) be held in escrow by the Company. Within 60 days of the Grant Date, the Employee shall execute a stock power or powers assigning the shares of restricted stock to Sprint, and Sprint shall hold the stock power and the certificate in escrow and may use the stock power to effect forfeiture of the restricted stock to the extent the shares are forfeited under the terms of this Agreement. Sprint shall cause the certificate evidencing unrestricted shares of common stock to be issued to the Employee as soon as practicable after the restrictions lapse on the restricted shares.

3.02.  Alternative Award of Stock Options.

If Employee elects to receive stock options, this Section 3.02 shall be considered a part of this Agreement; otherwise it shall not be considered a part of this Agreement.

Sprint hereby grants to Employee, under Sprint's 1990 Stock Option Plan, as of the Grant Date (a) an option to purchase 4,150 shares of Sprint's FON Stock, Series 1, at a strike price of $77.96875 per share and (b) an option to purchase 1,200 shares of Sprint's
PCS Common Stock, Series 1, at a strike price of $31.1875 per share respectively, on the Grant Date. The options shall become exercisable, with respect to 25% of the total shares granted, on each of the first four anniversaries of the Grant Date. The options shall expire on February 8, 2009. The terms of the 1990 Stock Option Plan, to the extent not in conflict with the terms of this Agreement, are hereby incorporated into this Agreement by reference.

3.03.  Provisions Applicable to Awards of both Restricted Stock and Stock
       Options.

(a) Acceleration of Stock-Based Awards.

       (1) Conditions to Acceleration.

             The restrictions on all shares of restricted stock that have not otherwise lapsed shall lapse or the stock options shall become immediately exercisable, as the case may be, if, on or after the first anniversary of the Grant Date, Employee is not in breach of this Agreement and

                (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Employee's Total Disability or

               (ii) Employee terminates his employment with Employer by reason of Employee's Constructive Discharge or

              (iii) Employee ceases to be employed by Employer because of a sale, merger, divestiture, or other transaction entered into by Employer.

       (2) No Acceleration on Transfer of Employment to Affiliates.

             In no event shall the restrictions lapse on restricted stock nor the exercisability of stock options be accelerated as provided in the prior section upon Employee's ceasing employment with Employer to com-mence employment with an Affiliate of Sprint.

       (3) Section 280G Limits on Acceleration.

             If the acceleration of the vesting of restricted stock or the exercisability of the stock-based award hereunder, together with all other payments or benefits contingent on a change in control within the meaning of Internal Revenue Code Section 280G or any successor provision ("280G"), results in any portion of such payments or benefits to the Employee not being deductible by the Employer or its successor as a result of the application of 280G, the Employee's benefits shall be reduced until the entire amount of the benefits is deductible. The reduction shall be effected by the exclusion of grants of options, restricted stock, or other benefits not deductible by Sprint under 280G in reverse chronological order of grant date from the application of this or other acceleration provision, until no portion of such benefits is rendered non-deductible by application of Code Section 280G.

(b) Forfeiture of Stock-Based Award on Transfer to Affiliates and on Termination of Employment in Certain Circumstances.

       Employee shall not be entitled to sell or continue to own any unvested shares of restricted stock or exercise or continue to own any unexercisable stock options, as the case may be, if before such restricted shares vest or before such stock options become exercisable

         (i) Employee ceases employment with Employer and begins employment with an Affiliate of Employer,

        (ii) Employer terminates Employee's employment with Employer for any reason constituting Termination for Cause or by reason of Employee's Total Disability, or

       (iii) Employee terminates his employment with Employer for any reason other than Employee's Constructive Discharge.

       Except as to clause (iii), this provision applies regardless of what subsequent employment Employee may take.

(c) Tax Withholding. Employer may withhold the amount of any tax attributable to any amount payable or shares issuable under this Agreement.

4.  Payment of Special Compensation.

In lieu of any payments or benefits available under any and all Employer severance plans or policies but not in lieu of benefits under Sprint's Long-Term Disability Plan, Employee shall be entitled to Special Compensation plus any vacation pay for vacation accrued but not taken by Employee on his Severance Date, if

  (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total
        Disability or

 (ii) Employee terminates his employment with Employer upon Constructive Discharge.

The payments and benefits provided for in this section shall be in addition to all other sums then payable and owing to Employee hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Employee for employment or services provided to any Person other than Employer after the Severance Date and shall be in full settlement and satisfaction of all of Employee's claims against and demands upon Employer.

Employee's right to receive severance or other benefits pursuant to this section shall cease immediately if Employee is re-employed by Employer or Employee materially breaches this Agreement.

5.  Dispute Resolution.

5.01.  Jurisdiction and Venue.

Employee consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for any and all disputes arising under this Agreement, provided, however, that Employer may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of the covenants under Section 2, as well as seeking damages therefor.

5.02.  Remedies.

Employee acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of this Agreement will not cause him undue hardship and that the provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

Employee acknowledges that failure to comply with the terms of this Agreement, particularly the provisions of Section 2, will cause irreparable damage to Employer. Therefore, Employee agrees that, in addition to any other remedies at law or in equity available to Employer for Employee's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Employee to prevent such damage or breach, and the existence of any claim or cause of action Employee may have against Employer shall not constitute a defense thereto.

If Employee materially breaches any provision of Section 2 or if any of those provisions are held to be unenforceable against Employee

  (i) Employee shall return any Special Compensation paid pursuant to this Agreement and

 (ii) if Employee's breach occurs within the five-year period beginning on the Grant Date, Employee shall return to Employer the stock received with respect to the Stock-Based Award, or, if Employee has disposed of the stock, an amount equal to the fair market value thereof on the date of disposition.

This remedy is a return of consideration and shall be in addition to any other remedies. During Employee's employment with Employer, the Committee shall determine whether Employee has materially breached the provisions of Section 2, and the Committee's determination shall be final.

6.  Definitions.

6.01.  Affiliate.

"Affiliate" means, with respect to any Person, a Person, other than a Subsidiary of such Person, (i) controlling, controlled by, or under common control with such Person and (ii) any other Person with whom such Person reports consolidated financial information for financial reporting purposes. "Control" for this purpose means direct or indirect possession by one Person of voting or management rights of at least 20% with respect to another Person.

6.02.  Change in Control.

"Change in Control" means the occurrence of any of the following events:

  (i) the acquisition by any "person" or "group" as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder other than

         (A) a trustee or other fiduciary holding securities under an employee benefit plan of Sprint,

         (B) Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their own-ership of stock of Sprint, or

         (C) Deutsche Telekom AG or FranceeTlecom, individually or collectively;

         of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities; or

 (ii) at the end of any two-year period, less than a majority of the directors of Sprint are directors

         (A) who were directors of Sprint at the beginning of the two-year period or

         (B) whose election or nomination as director was approved by a vote of 2/3's of the then directors described in this clause (ii) of this Section 6.02 by prior nomination or election; or

 (iii) the shareholders of Sprint approve a merger (in which Sprint is not the surviving operating entity), consolidation, liquidation, or dissolution of Sprint, or a sale of all or substantially all of the assets of Sprint; or

 (iv) the acquisition by Deutsche Telekom AG or FranceeTlecom, individually or collectively, of additional securities of the Company that would result in their possessing in the aggregate 35% or more of the combined voting power of the Company's then outstanding securities.

6.03.  Committee.

"Committee" means the Organization, Compensation, and Nominating Com-mittee of Sprint's board of directors.

6.04.  Competitive Employment.

"Competitive Employment" means the performance of duties or responsibilities for a Competitor of Employer

  (i) that are of a similar nature or employ similar professional or technical skills (e.g., marketing, engineering, legal, etc.) to those employed by Employee in his performance of services for Employer at any time during the two years before the Severance Date,

 (ii) that relate to products or services that are competitive with Employer's products or services with respect to which Employee performed services for Employer at any time during the two years before the Severance Date, or

 (iii) in the performance of which Proprietary Information to which Employee had access at any time during the two-year period before the Severance Date could be of substantial economic value to the Competitor of Employer.

6.05.   Competitor of Employer.

Because of the highly competitive, evolving nature of Employer's industry, the identities of companies in competition with Employer are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement. A Sprint Affiliate shall not be a Competitor of Employer.

"Competitor of Employer" means

   (i) any Person doing business in the United States whose primary business is providing local or long distance telephone or wireless service;

  (ii) any Person doing business in the United States, who, together with its Consolidated Affiliates, receives more than 15% of its gross operating revenue from a line of business in which Employer, together with its Consolidated Affiliates, receives more than 15% of its gross operating revenues, all as measured by the most recent available financial information of both Employer and such other Person, at the time Employee accepts, or proposes to accept, employment with or to otherwise perform services for such Person;

 (iii) any Person doing business in the United States and operating, for less than 5 years, a line of business from which Employer derives more than 15% of its gross operating revenues, notwithstanding such Person's lack of substantial revenues in such line of business; and

  (iv) any Person doing business in the United States, who receives more than 15% of its gross operating revenue from a line of business in which Employer has operated for less than 5 years, notwithstanding Employer's lack of substantial revenues in such line of business.

If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Employee to demonstrate that such Person is not a Competitor of Employer.

6.06.  Consolidated Affiliate.

"Consolidated Affiliate" means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.07.  Constructive Discharge.

"Constructive Discharge" means termination by the Employee of his employment with the Employer by written notice given within 60 days following one or more of the following events:

  (i) unless Employer first offers to Employee a position having an equal or greater grade rating, reassignment of Employee from his then current position with Employer to a position having a lower grade rating, in each case under Employer's methodology of rating employment positions for its employees generally;

 (ii) a reduction in Employee's targeted total compensation by more than 10% other than by an across-the-board reduction affecting substantially all similarly situated employees of Employer; or

 (iii) a change in the Employee's base employment area to anywhere other than the Kansas City metropolitan area within one year following a Change in Control.

6.08.  Non-Compete Period.

"Non-Compete Period" means the 18-month period beginning on Employee's Severance Date. If Employee breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete
Period shall be tolled during the period the breach or violation continues.

6.09.  Person.

"Person" means any individual, corporation, partnership, association, company, or other entity.

6.10.  Proprietary Information.

"Proprietary Information" means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of Employer or Employer's Affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers or acquisitions which information: (i) has not been made known generally to the public; and (ii) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (iii) has been identified to Employee as confidential by Employer, either orally or in writing.

6.11.  Severance Date.

"Severance Date" means the last day on which Employee actually performs services as an employee of Employer.

6.12.  Severance Period.

"Severance Period" means the 18-month period beginning on Employee's Severance Date.

6.13.  Special Compensation.

"Special Compensation" means Employee's right

  (i) to continue to receive during the Severance Period periodic compensation at the same rate as his base salary in effect at the Employee's Severance Date;

 (ii) to receive bonuses under one or more of Sprint's Management Incentive Plan, Executive Management Incentive Plan, and Sales Incentive Compensation Plan in which Employee participated on the Severance Date (together with other incentive compensation plans specifically approved for this purpose by the Committee, the "Short-Term Incentive Plans") based on the Employee's target amount under such plans on the Severance Date, and assuming achievement of performance targets under the Short-Term Incentive Plans of

        (A) the actual performance level for periods before the beginning of the Severance Period and

        (B) the lesser of (a) the actual performance level during the Severance Period and (b) 100% of targeted performance during the Severance Period,

       pro-rating the foregoing performance levels under the Short-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Short-Term Incentive Plan;

(iii) to receive an award under the Long Term Incentive Plan and the Executive Long Term Incentive Plan (the "Long-Term Incentive Plans"), assuming achievement of performance targets under the Long-Term Incentive Plans of

        (A) the actual performance level for periods before the beginning of the Severance Period and

        (B)    0% of targeted performance during the Severance Period,

       pro-rating the foregoing performance levels under the Long-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Long-Term Incentive Plan;

 (iv) to continue to participate throughout the Severance Period in all group health plans (as defined in Code section 106(b)(3) or any successor provision of the Internal Revenue Code of 1986, as amended, including but not limited to any medical and dental) that Employer continues to make available to Employer's employees generally and that Employee was participating in on his Severance Date, except that participation in those plans after Employee becomes employed full-time during the Severance Period shall immediately cease unless Employee elects to continue coverage under the COBRA continuation provisions of any group health plan by paying the applicable premium therefor;

  (v) to continue to participate throughout the Severance Period in all group life insurance and qualified or non-qualified retirement plans that Employer continues to make available to Employer's employees generally and that Employee was participating in on his Severance Date;

 (vi) to receive out-placement counseling by a firm selected by Employer to continue until Employee becomes employed;

(vii) to continue to receive throughout the Severance Period all executive perquisites (including automobile allowance, long distance services and all miscellaneous services) Employee was entitled to receive on the Severance Date except country club membership dues and accrual of vacation; and

(viii) to have the end of the Severance Period treated as Employee's termination date for purposes of Sprint's employee stock option plans and restricted stock plans.

Employee shall not be entitled to participate in Sprint's long- and short-term disability plan after the Severance Date.

6.14.  Stock-Based Award.

"Stock-Based Award" means the award of restricted stock or stock options as elected by Employee under Section 3 of this Agreement.

6.15.  Subsidiary.

"Subsidiary" means, with respect to any Person (the "Controlling Person"), all other Persons (the "Controlled Persons") in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.16.  Termination for Cause.

"Termination for Cause" means termination by Employer of Employee's employment because of

  (i) conduct by the Employee that violates the Employers code of ethics or reflects adversely on the Employee's honesty or

 (ii) Employee's willful engagement in conduct that is materially injurious to the Employer.

Termination for failure to meet performance expectations, unless willful, continuing, and substantial, shall not be deemed a Termination for Cause.

6.17.  Total Disability.

"Total Disability" shall have the same meaning as in Sprint's Long Term Disability Plan, as amended from time to time.


7.  General Provisions.

7.01.  Obligations to Survive Termination of Employment.

Employee's obligations under this Agreement shall survive his termination of employment with Employer.

7.02.  Binding Effect.

This Agreement shall be binding upon and inure to the benefit of Employee's executors, administrators, legal representatives, heirs, and legatees and to Employer's successors and assigns.

7.03.  Partial Invalidity.

The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Employee hereby agrees that such scope may be judicially modified accordingly.

7.04.  Waiver.

The waiver by either party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

7.05.  Prior Agreements Merged into Agreement.

This Agreement represents the entire understanding of the parties and, to the extent that there is any conflict, supersedes all other agreements with respect to the subject matter hereof.

7.06.  Notices.

Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party

   (i) upon actual receipt at the address of such party specified below if delivered personally or by regular U.S. mail;

  (ii) upon receipt by the sender of a "GOOD" or "OK" confirmation of transmission if transmitted by facsimile, but only if a copy is also sent by regular mail or courier;

 (iii) when delivery is certified if sent as certified mail, return receipt requested, addressed, in any case to the party at the following addresses:



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




           If to Employee:              If to Employer:

           William White                Sprint Corporation
                                        Attn: Corporate Secretary
                                        2330 Shawnee Mission Parkway
                                        Westwood, KS 66205
                                        FAX: (913) 624-2256

        or to such other address or telecopy number as any party may designate by written notice in the aforesaid manner, or with respect to Employee, such address as Employee may provide Employer for purposes of its human resources database.

7.07.  Governing Law.

Because Employer's business is headquartered in Kansas, and to ensure uniformity of enforcement of this Agreement, the validity, interpretation, and enforcement of this Agreement shall be governed by the laws of the State of Kansas.

7.08.  Number and Gender.

Wherever the context requires, each term stated in either the singular or plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, or neuter as appropriate.

7.09.  Headings.

The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

In Witness Whereof, the parties have caused this Agreement to be duly executed and effective as of February 8, 1999.


                                 Sprint Corporation



                                 by: /s/ Don A. Jensen
                                     Don A. Jensen,
                                     Vice President and Secretary



I hereby elect to receive the following as the Stock-Based Award (check one):


_____ Restricted Stock

__X__ Stock Options


                                      /s/ William K. White
                                      William White, Employee



                                       15